Gryphon Production Company, LLC.
Working Interest

Evaluation of Oil and Gas Reserves
as of December 31, 2008.

Gray County, Texas

Report Prepared: March 26, 2009

March 26, 2009

Mr. Thomas H. Grantham, President
Gryphon Production Company, LLC.
P.O. Box 742
Pampa, Texas 79066-0742

Re: Economic Evaluation of the Gryphon Production Company, LLC. working interest in proved developed oil and gas reserves in eight oil and gas leases located in Gray County, Texas.

Dear Mr. Grantham:

An engineering evaluation of the Gryphon Production Company, LLC. working interest in eight oil and gas leases with eighty-four producing wells, has been performed to determine the remaining recoverable reserves and future net revenues. This oil and gas reserve evaluation is in conformance with the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. The net reserves and net revenues shown in this study are based on average product prices provided by Gryphon Production Company, LLC. for the calendar year ending December 31, 2008. These product prices were held flat over the remaining producing life of the properties. Operating expenses averaged over the last twelve months, also provided by the operator, were held constant over the life of the leases. All reserves and cash flows presented in this report are referenced as of December 31, 2008. A summary of the reserves, taxes, operating costs, capital costs and BFIT cash flows to the Gryphon Production Company, LLC. working interest in the eight oil and gas leases are as follows:

	Gryphon Production Company, LLC. Working Interest *
Net Reserves to Evaluated Interests:	
Oil, BBL	108,609
Gas, MCF	135,596
Condensate, BBL	0
Future Net Revenue Before Operating Costs, Capital Costs, Severance, and Ad Valorem Taxes, $	12,273,800
Operating Costs, $	5,731,439

Severance and Ad Valorem Taxes, $	1,105,837
Capital Costs, $	0
Future Net Revenue:	
Undiscounted, $	5,436,522
Discounted Per Annum at 10 Percent, $	2,774,911

* Subject to round off correction.

If I can be of further assistance to you in any way, please do not hesitate to call me.

Respectfully,

Keith Selinger
Vice President
Licensed Professional Engineer

KAS/jb

TABLE OF CONTENTS

GENERAL

A reserve and present worth evaluation of the Gryphon Production Company, LLC. working interest in eight oil and gas leases consisting of eighty-four producing wells located in Gray, County, Texas, has been completed per your request. This study evaluates proved developed producing reserves but does not consider behind pipe or undeveloped reserves. Future reserves and cash flows presented in this report are referenced as of December 31, 2008 and conform to the current U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions. Attachment No. 1 is a map of Texas showing the location of Gray, County within the Texas Panhandle.

The working interests evaluated in this report were provided by Gryphon Production Company, LLC. To evaluate these interest, the owners working interest, net revenue interest and monthly operating cost, also provided by the operator, were utilized to determine when each property becomes uneconomical to operate. Net reserves and cash flows were then calculated for the evaluated working interests in each producing property. Production data, product prices, producing well count, and lease operating expenses used to evaluate these wells were taken directly from Drilling Information, IHS Energy reports, or from data obtained from Gryphon Production Company, LLC.

For the wells evaluated in this study, the last twelve month historical average of the operating expenses and product prices were used. The U.S. Security and Exchange Commission (SEC) rules, regulations, and definitions were used as a guide to determine the initial product prices and monthly operating expenses. These values were held constant over the life of the properties, as required by SEC regulations. Texas severance taxes of 7.5 percent for gas and 4.6 percent for oil and condensate plus an ad valorem tax of 4.0 percent were utilized in the evaluation of these properties.

An IBM personal computer, Eureka Evaluation Program, and individual producing rate versus time curves were utilized to evaluate reserves and cash flows. The Eureka Program uses the initial producing rate, anticipated production decline, monthly operating expenses, severance taxes, ad valorem taxes, ownership interest, and product price to schedule production and revenue for a period of 60 years or until the projected revenue equals the projected monthly operating expense.

The BFIT economic evaluations for the evaluated properties are included in the Appendices of this report. Well name, operator, evaluated interest, and location are shown at the top of the economic evaluation sheets. Producing rate versus time plots, gas, oil, and condensate production data, along with Texas Comptroller product prices can also be found in the Report Appendices.

In my opinion, this study was prepared in accordance with good engineering practice and presents an estimate as of December 31, 2008, of the value of the proved developed producing reserves attributable to the Gryphon Production Company, LLC. working interests utilizing SEC rules, regulations and definitions. This engineering report does not consider any salvage value for the leases and well equipment nor the cost of abandoning the property. The reserves and cash flows presented in this report are estimates only and should not be construed as being exact quantities. The present remaining reserves ultimately recovered may be more or less than these estimates and the revenues and costs can likewise be expected to vary from those used in the study. Future operations that are not anticipated at this time could also affect the remaining recoverable reserves, costs, and values. Property identification, working interests, net revenue interest, taxes, product prices, and operating expenses used in this study were used as supplied to GSM, Inc. or based on GSM, Inc. experience with producing properties, and were not verified by inspection of internal records and files, nor was a

physical inspection made of the producing properties. The reserves and cash flows estimated in this report are based on the assumption that the properties are not negatively affected by the existence of hazardous substances or detrimental environmental conditions. GSM, Inc. as experts in the identification of hazardous substances or detrimental environmental conditions has not been asked to visit the various leases or to render an opinion as to the properties' environmental condition. It is possible that tests and inspections conducted by a qualified hazardous substance or an environmental expert could reveal the existence of hazardous material and/or environmental conditions on or around the properties that would negatively affect the properties' value. The present value presented in this report does not necessarily represent the fair market value (FMV) of the evaluated interest. GSM, Inc. reserves the right to alter the calculation of reserves and cash flows, presented in this report if corrections to these data are subsequently required. All numbers shown on the attachments are subject to round off correction. This report may not be reproduced in part or in total, nor may it be used in a private placement memorandum or sale prospectus without the expressed written permission of GSM, Inc.

EVALUATION METHOD

Individual monthly production data for the eight oil and gas leases were plotted through December 31, 2008, and projected into the future. Remaining recoverable reserves were determined from the established trends seen on the producing rate versus time plots. All of the evaluated wells appear to be producing at capacity or were determined to be at capacity as of December 31, 2008. The projected starting rates, as of December 31, 2008, and the anticipated declines are shown on the individual producing rate versus time curves included in the Appendices of this report.

CONCLUSIONS

A one-line summary of reserves and cash flows and a schedule of future production with generated revenues to the Gryphon Production Company, LLC. working interest under the pricing conditions set out above are shown on Attachments Nos. 2 and 3, respectively.

The net cumulative BFIT cash flow discounted at ten percent for the proved developed producing reserves is $2,774,911. The corresponding undiscounted BFIT cash flow is $5,436,522. These cash flows will be generated by net remaining recoverable reserves of 135,596 MCF of gas, 108,609 STB of oil, and 0 STB of condensate.


10
8A
9
7B
5
6
8
7C
3
1
2
4

TEXAS AREA MAP

GRAY COUNTY, TEXAS

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:03:09 AM

AS of Date: JAN2009

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$-----	NET BFIT CASHFLOW ----M$-----	BFIT CF DISC 10.00% ----M$-----
EAST PAMPA UNIT (002953)										
2.2 Yr	34.000	4.748	0.000	0.000	4.154	0.000	0.000	370.676	16.230	15.101
FEE LAND -227- (00391)										
27.3Yr	28.000	95.843	0.000	0.000	83.863	0.000	0.000	4323.341	3922.117	2098.592
FEE -227 #5 (025318)										
36.5Yr	1.000	0.000	0.000	79.276	0.000	0.000	69.367	540.021	347.119	155.588
FEE -227 #14 (025319)										
29.3Yr	1.000	0.000	0.000	75.691	0.000	0.000	66.229	449.406	397.602	205.659
J.A. HOOD (00336)										
56.9Yr	2.000	16.343	0.000	0.000	13.789	0.000	0.000	693.801	583.365	198.405
HOOD (00677)										
20Yr	2.000	8.063	0.000	0.000	6.803	0.000	0.000	460.030	170.090	101.566
M.H. MERTEN (00332)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
WORLEY COMBS (00315)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY										
56.9Yr	18.600	124.997	0.000	154.967	108.609	0.000	135.596	6837.276	5436.522	2774.911

ATTACHMENT NO. 2

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:02:30 AM

AS of Date: JAN2009

SUMMARY
GRYPHON PRODUCTION COMPANY, LLC.
WORKING INTEREST
CONSTANT PRICE CASE
GRAY COUNTY, TEXAS

SUMMARY
PROVED DEVELOPED PRODUCING
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	3691.295	BFIT
NPV 12.00%	2523.944	BFIT
NPV 15.00%	2224.014	BFIT
NPV 20.00%	1861.270	BFIT
NPV 25.00%	1606.158	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	96.47	92.62	97.01	0.000	124.997	124.997	100.000	OIL
GAS	12.79	0.00	12.79	0.000	154.967	154.967	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	68.000	9.459	0.000	8.097	8.245	0.000	7.085	96.463	0.000	12.789
2010	68.000	9.047	0.000	7.788	7.885	0.000	6.814	96.449	0.000	12.789
2011	39.667	6.939	0.000	7.491	6.041	0.000	6.554	97.250	0.000	12.789
2012	34.000	6.297	0.000	7.206	5.480	0.000	6.305	97.454	0.000	12.789
2013	34.000	6.018	0.000	6.932	5.237	0.000	6.065	97.438	0.000	12.789
2014	34.000	5.752	0.000	6.669	5.005	0.000	5.835	97.423	0.000	12.789
2015	34.000	5.498	0.000	6.416	4.784	0.000	5.614	97.407	0.000	12.789
2016	34.000	5.256	0.000	6.174	4.572	0.000	5.402	97.391	0.000	12.789
2017	34.000	5.025	0.000	5.941	4.371	0.000	5.198	97.375	0.000	12.789
2018	34.000	4.804	0.000	5.717	4.178	0.000	5.003	97.358	0.000	12.789
2019	34.000	4.593	0.000	5.502	3.994	0.000	4.814	97.342	0.000	12.789
2020	34.000	4.392	0.000	5.296	3.819	0.000	4.634	97.325	0.000	12.789
2021	34.000	4.200	0.000	5.097	3.652	0.000	4.460	97.307	0.000	12.789
2022	34.000	4.016	0.000	4.907	3.492	0.000	4.294	97.290	0.000	12.789
2023	34.000	3.841	0.000	4.724	3.339	0.000	4.133	97.272	0.000	12.789
SUBTOTAL	38.911	85.139	0.000	93.956	74.092	0.000	82.212	97.164	0.000	12.789
REMAINING	11.332	39.858	0.000	61.011	34.518	0.000	53.385	96.683	0.000	12.789
TOT 56.9Yr	18.600	124.997	0.000	154.967	108.609	0.000	135.596	97.011	0.000	12.789

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	886.026	342.504	78.826	421.330	464.696	0.000	464.696	464.696	441.748	441.748
2010	847.733	342.504	75.432	417.936	429.796	0.000	429.796	894.493	371.436	813.184
2011	671.414	212.734	60.173	272.907	398.508	0.000	398.508	1293.000	313.058	1126.241
2012	614.795	186.780	55.211	241.991	372.805	0.000	372.805	1665.805	266.241	1392.482
2013	587.971	186.780	52.815	239.595	348.376	0.000	348.376	2014.181	226.180	1618.663
2014	562.355	186.780	50.527	237.307	325.048	0.000	325.048	2339.229	191.852	1810.515
2015	537.889	186.780	48.341	235.121	302.769	0.000	302.769	2641.998	162.459	1972.974
2016	514.522	186.780	46.252	233.032	281.489	0.000	281.489	2923.487	137.312	2110.285
2017	492.202	186.780	44.257	231.037	261.164	0.000	261.164	3184.652	115.818	2226.103
2018	470.882	186.780	42.351	229.131	241.751	0.000	241.751	3426.402	97.464	2323.567
2019	450.516	186.780	40.530	227.310	223.206	0.000	223.206	3649.608	81.809	2405.375
2020	431.062	186.780	38.790	225.570	205.492	0.000	205.492	3855.101	68.471	2473.846
2021	412.477	186.780	37.127	223.907	188.569	0.000	188.569	4043.670	57.122	2530.968
2022	394.721	186.780	35.538	222.318	172.402	0.000	172.402	4216.072	47.478	2578.447
2023	377.757	186.780	34.020	220.800	156.957	0.000	156.957	4373.029	39.297	2617.743
SUBTOTAL	8252.322	3139.102	740.190	3879.292	4373.029	0.000	4373.029	4373.029	2617.743	2617.743
REMAINING	4021.478	2592.337	365.646	2957.983	1063.493	0.000	1063.493	5436.522	157.168	2774.911
TOT 56.9Yr	12273.800	5731.439	1105.837	6837.276	5436.522	0.000	5436.522	5436.522	2774.911	2774.911

Appendices

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:02:30 AM

AS of Date: JAN2009

SUMMARY
GRYPHON PRODUCTION COMPANY, LLC.
WORKING INTEREST
CONSTANT PRICE CASE
GRAY COUNTY, TEXAS

SUMMARY
PROVED DEVELOPED PRODUCING
CONSTANT PRICE CASE
BFIT EVALUATION

NPV 5.000%	3691.295	BFIT
NPV 12.00%	2523.944	BFIT
NPV 15.00%	2224.014	BFIT
NPV 20.00%	1861.270	BFIT
NPV 25.00%	1606.158	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	96.47	92.62	97.01	0.000	124.997	124.997	100.000	OIL
GAS	12.79	0.00	12.79	0.000	154.967	154.967	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	68.000	9.459	0.000	8.097	8.245	0.000	7.085	96.463	0.000	12.789
2010	68.000	9.047	0.000	7.788	7.885	0.000	6.814	96.449	0.000	12.789
2011	39.667	6.939	0.000	7.491	6.041	0.000	6.554	97.250	0.000	12.789
2012	34.000	6.297	0.000	7.206	5.480	0.000	6.305	97.454	0.000	12.789
2013	34.000	6.018	0.000	6.932	5.237	0.000	6.065	97.438	0.000	12.789
2014	34.000	5.752	0.000	6.669	5.005	0.000	5.835	97.423	0.000	12.789
2015	34.000	5.498	0.000	6.416	4.784	0.000	5.614	97.407	0.000	12.789
2016	34.000	5.256	0.000	6.174	4.572	0.000	5.402	97.391	0.000	12.789
2017	34.000	5.025	0.000	5.941	4.371	0.000	5.198	97.375	0.000	12.789
2018	34.000	4.804	0.000	5.717	4.178	0.000	5.003	97.358	0.000	12.789
2019	34.000	4.593	0.000	5.502	3.994	0.000	4.814	97.342	0.000	12.789
2020	34.000	4.392	0.000	5.296	3.819	0.000	4.634	97.325	0.000	12.789
2021	34.000	4.200	0.000	5.097	3.652	0.000	4.460	97.307	0.000	12.789
2022	34.000	4.016	0.000	4.907	3.492	0.000	4.294	97.290	0.000	12.789
2023	34.000	3.841	0.000	4.724	3.339	0.000	4.133	97.272	0.000	12.789
SUBTOTAL	38.911	85.139	0.000	93.956	74.092	0.000	82.212	97.164	0.000	12.789
REMAINING	11.332	39.858	0.000	61.011	34.518	0.000	53.385	96.683	0.000	12.789
TOT 56.9Yr	18.600	124.997	0.000	154.967	108.609	0.000	135.596	97.011	0.000	12.789

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	886.026	342.504	78.826	421.330	464.696	0.000	464.696	464.696	441.748	441.748
2010	847.733	342.504	75.432	417.936	429.796	0.000	429.796	894.493	371.436	813.184
2011	671.414	212.734	60.173	272.907	398.508	0.000	398.508	1293.000	313.058	1126.241
2012	614.795	186.780	55.211	241.991	372.805	0.000	372.805	1665.805	266.241	1392.482
2013	587.971	186.780	52.815	239.595	348.376	0.000	348.376	2014.181	226.180	1618.663
2014	562.355	186.780	50.527	237.307	325.048	0.000	325.048	2339.229	191.852	1810.515
2015	537.889	186.780	48.341	235.121	302.769	0.000	302.769	2641.998	162.459	1972.974
2016	514.522	186.780	46.252	233.032	281.489	0.000	281.489	2923.487	137.312	2110.285
2017	492.202	186.780	44.257	231.037	261.164	0.000	261.164	3184.652	115.818	2226.103
2018	470.882	186.780	42.351	229.131	241.751	0.000	241.751	3426.402	97.464	2323.567
2019	450.516	186.780	40.530	227.310	223.206	0.000	223.206	3649.608	81.809	2405.375
2020	431.062	186.780	38.790	225.570	205.492	0.000	205.492	3855.101	68.471	2473.846
2021	412.477	186.780	37.127	223.907	188.569	0.000	188.569	4043.670	57.122	2530.968
2022	394.721	186.780	35.538	222.318	172.402	0.000	172.402	4216.072	47.478	2578.447
2023	377.757	186.780	34.020	220.800	156.957	0.000	156.957	4373.029	39.297	2617.743
SUBTOTAL	8252.322	3139.102	740.190	3879.292	4373.029	0.000	4373.029	4373.029	2617.743	2617.743
REMAINING	4021.478	2592.337	365.646	2957.983	1063.493	0.000	1063.493	5436.522	157.168	2774.911
TOT 56.9Yr	12273.800	5731.439	1105.837	6837.276	5436.522	0.000	5436.522	5436.522	2774.911	2774.911

SUMMARY

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:03:09 AM

AS of Date: JAN2009

LIFE	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	NET TOTAL LOE+TAX ----M$-----	NET BFIT CASHFLOW ----M$-----	BFIT CF DISC 10.00% ----M$-----
EAST PAMPA UNIT (002953)										
2.2 Yr	34.000	4.748	0.000	0.000	4.154	0.000	0.000	370.676	16.230	15.101
FEE LAND -227- (00391)										
27.3Yr	28.000	95.843	0.000	0.000	83.863	0.000	0.000	4323.341	3922.117	2098.592
FEE -227 #5 (025318)										
36.5Yr	1.000	0.000	0.000	79.276	0.000	0.000	69.367	540.021	347.119	155.588
FEE -227 #14 (025319)										
29.3Yr	1.000	0.000	0.000	75.691	0.000	0.000	66.229	449.406	397.602	205.659
J.A. HOOD (00336)										
56.9Yr	2.000	16.343	0.000	0.000	13.789	0.000	0.000	693.801	583.365	198.405
HOOD (00677)										
20Yr	2.000	8.063	0.000	0.000	6.803	0.000	0.000	460.030	170.090	101.566
H.H. MERTEN (00332)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
WORLEY COMBS (00315)										
0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUMMARY										
56.9Yr	18.600	124.997	0.000	154.967	108.609	0.000	135.596	6837.276	5436.522	2774.911

C:\Program Files\Eureka95\gryphon\EAST PAMPA UNIT.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:02:26 AM

AS of Date: JAN2009

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NAME: EAST PAMPA UNIT (002953)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

NPV 5.000%	15.637	BFIT
NPV 12.00%	14.900	BFIT
NPV 15.00%	14.613	BFIT
NPV 20.00%	14.168	BFIT
NPV 25.00%	13.759	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE					
COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2009

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	93.14	93.14	93.14	0.000	4.748	4.748	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	34.000	2.245	0.000	0.000	1.964	0.000	0.000	93.136	0.000	0.000
2010	34.000	2.153	0.000	0.000	1.884	0.000	0.000	93.136	0.000	0.000
2011(2Mo)	34.000	0.350	0.000	0.000	0.306	0.000	0.000	93.136	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	34.000	4.748	0.000	0.000	4.154	0.000	0.000	93.136	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 2.2 Yr	34.000	4.748	0.000	0.000	4.154	0.000	0.000	93.136	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	182.933	155.724	15.732	171.456	11.477	0.000	11.477	11.477	10.956	10.956
2010	175.440	155.724	15.088	170.812	4.628	0.000	4.628	16.105	4.043	14.998
2011(2Mo)	28.533	25.954	2.454	28.408	0.125	0.000	0.125	16.230	0.102	15.101
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
SUBTOTAL	386.906	337.402	33.274	370.676	16.230	0.000	16.230	16.230	15.101	15.101
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	16.230	0.000	15.101
TOT 2.2 Yr	386.906	337.402	33.274	370.676	16.230	0.000	16.230	16.230	15.101	15.101

8

C:\Program Files\Eureka95\gryphon\FEE 227.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:02:26 AM

AS of Date: JAN2009

NAME: FEE LAND -227- (00391)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	2755.165	BFIT
NPV 12.00%	1914.303	BFIT
NPV 15.00%	1691.880	BFIT
NPV 20.00%	1420.075	BFIT
NPV 25.00%	1227.340	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

------- INTERESTS AND EFFECTIVE DATE -------

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2009

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	98.32	98.32	98.32	0.000	95.843	95.843	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	28.000	6.173	0.000	0.000	5.402	0.000	0.000	98.321	0.000	0.000
2010	28.000	5.882	0.000	0.000	5.146	0.000	0.000	98.321	0.000	0.000
2011	28.000	5.604	0.000	0.000	4.903	0.000	0.000	98.321	0.000	0.000
2012	28.000	5.339	0.000	0.000	4.671	0.000	0.000	98.321	0.000	0.000
2013	28.000	5.086	0.000	0.000	4.451	0.000	0.000	98.321	0.000	0.000
2014	28.000	4.846	0.000	0.000	4.240	0.000	0.000	98.321	0.000	0.000
2015	28.000	4.617	0.000	0.000	4.040	0.000	0.000	98.321	0.000	0.000
2016	28.000	4.399	0.000	0.000	3.849	0.000	0.000	98.321	0.000	0.000
2017	28.000	4.191	0.000	0.000	3.667	0.000	0.000	98.321	0.000	0.000
2018	28.000	3.993	0.000	0.000	3.494	0.000	0.000	98.321	0.000	0.000
2019	28.000	3.804	0.000	0.000	3.329	0.000	0.000	98.321	0.000	0.000
2020	28.000	3.624	0.000	0.000	3.171	0.000	0.000	98.321	0.000	0.000
2021	28.000	3.453	0.000	0.000	3.021	0.000	0.000	98.321	0.000	0.000
2022	28.000	3.290	0.000	0.000	2.879	0.000	0.000	98.321	0.000	0.000
2023	28.000	3.134	0.000	0.000	2.743	0.000	0.000	98.321	0.000	0.000
SUBTOTAL	28.000	67.435	0.000	0.000	59.006	0.000	0.000	98.321	0.000	0.000
REMAINING	28.000	28.408	0.000	0.000	24.857	0.000	0.000	98.321	0.000	0.000
TOT 27.3Yr	28.000	95.843	0.000	0.000	83.863	0.000	0.000	98.321	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	531.099	132.228	45.675	177.903	353.197	0.000	353.197	353.197	335.727	335.727
2010	505.998	132.228	43.516	175.744	330.254	0.000	330.254	683.451	285.384	621.112
2011	482.083	132.228	41.459	173.687	308.396	0.000	308.396	991.847	242.272	863.384
2012	459.299	132.228	39.500	171.728	287.572	0.000	287.572	1279.419	205.377	1068.761
2013	437.591	132.228	37.633	169.861	267.730	0.000	267.730	1547.149	173.827	1242.588
2014	416.910	132.228	35.854	168.082	248.828	0.000	248.828	1795.977	146.869	1389.457
2015	397.206	132.228	34.160	166.388	230.818	0.000	230.818	2026.795	123.856	1513.313
2016	378.433	132.228	32.545	164.773	213.660	0.000	213.660	2240.455	104.228	1617.541
2017	360.547	132.228	31.007	163.235	197.312	0.000	197.312	2437.767	87.505	1705.045
2018	343.506	132.228	29.542	161.770	181.737	0.000	181.737	2619.503	73.272	1778.317
2019	327.271	132.228	28.145	160.373	166.898	0.000	166.898	2786.402	61.174	1839.491
2020	311.804	132.228	26.815	159.043	152.761	0.000	152.761	2939.163	50.903	1890.394
2021	297.067	132.228	25.548	157.776	139.292	0.000	139.292	3078.454	42.197	1932.591
2022	283.027	132.228	24.340	156.568	126.459	0.000	126.459	3204.913	34.828	1967.418
2023	269.651	132.228	23.190	155.418	114.233	0.000	114.233	3319.146	28.602	1996.020
SUBTOTAL	5801.495	1983.420	498.929	2482.349	3319.146	0.000	3319.146	3319.146	1996.020	1996.020
REMAINING	2443.964	1630.812	210.181	1840.993	602.971	0.000	602.971	3922.117	102.571	2098.592
TOT 27.3Yr	8245.459	3614.232	709.109	4323.341	3922.117	0.000	3922.117	3922.117	2098.592	2098.592

C:\Program Files\Eureka95\gryphon\FEE 227 5.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:02:27 AM

AS of Date: JAN2009

NAME: FEE -227 #5 (025318)
FIELD: PANHANDLE WEST
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	217.745	BFIT
NPV 12.00%	139.491	BFIT
NPV 15.00%	120.815	BFIT
NPV 20.00%	99.053	BFIT
NPV 25.00%	84.277	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2009

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	12.79	12.79	12.79	0.000	79.276	79.276	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	1.000	0.000	0.000	3.489	0.000	0.000	3.052	0.000	0.000	12.789
2010	1.000	0.000	0.000	3.388	0.000	0.000	2.964	0.000	0.000	12.789
2011	1.000	0.000	0.000	3.290	0.000	0.000	2.878	0.000	0.000	12.789
2012	1.000	0.000	0.000	3.194	0.000	0.000	2.795	0.000	0.000	12.789
2013	1.000	0.000	0.000	3.102	0.000	0.000	2.714	0.000	0.000	12.789
2014	1.000	0.000	0.000	3.012	0.000	0.000	2.636	0.000	0.000	12.789
2015	1.000	0.000	0.000	2.925	0.000	0.000	2.559	0.000	0.000	12.789
2016	1.000	0.000	0.000	2.840	0.000	0.000	2.485	0.000	0.000	12.789
2017	1.000	0.000	0.000	2.758	0.000	0.000	2.413	0.000	0.000	12.789
2018	1.000	0.000	0.000	2.678	0.000	0.000	2.344	0.000	0.000	12.789
2019	1.000	0.000	0.000	2.601	0.000	0.000	2.276	0.000	0.000	12.789
2020	1.000	0.000	0.000	2.526	0.000	0.000	2.210	0.000	0.000	12.789
2021	1.000	0.000	0.000	2.452	0.000	0.000	2.146	0.000	0.000	12.789
2022	1.000	0.000	0.000	2.382	0.000	0.000	2.084	0.000	0.000	12.789
2023	1.000	0.000	0.000	2.313	0.000	0.000	2.024	0.000	0.000	12.789
SUBTOTAL	1.000	0.000	0.000	42.949	0.000	0.000	37.580	0.000	0.000	12.789
REMAINING	1.000	0.000	0.000	36.328	0.000	0.000	31.787	0.000	0.000	12.789
TOT 36.5Yr	1.000	0.000	0.000	79.276	0.000	0.000	69.367	0.000	0.000	12.789

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	39.038	12.000	4.489	16.489	22.549	0.000	22.549	22.549	21.430	21.430
2010	37.909	12.000	4.359	16.359	21.549	0.000	21.549	44.098	18.618	40.048
2011	36.811	12.000	4.233	16.233	20.578	0.000	20.578	64.676	16.163	56.211
2012	35.746	12.000	4.111	16.111	19.636	0.000	19.636	84.312	14.021	70.232
2013	34.712	12.000	3.992	15.992	18.720	0.000	18.720	103.032	12.152	82.384
2014	33.707	12.000	3.876	15.876	17.831	0.000	17.831	120.863	10.523	92.906
2015	32.732	12.000	3.764	15.764	16.968	0.000	16.968	137.830	9.103	102.009
2016	31.785	12.000	3.655	15.655	16.129	0.000	16.129	153.960	7.867	109.876
2017	30.865	12.000	3.549	15.549	15.315	0.000	15.315	169.275	6.791	116.666
2018	29.972	12.000	3.447	15.447	14.525	0.000	14.525	183.800	5.855	122.521
2019	29.104	12.000	3.347	15.347	13.757	0.000	13.757	197.558	5.041	127.562
2020	28.262	12.000	3.250	15.250	13.012	0.000	13.012	210.570	4.335	131.897
2021	27.444	12.000	3.156	15.156	12.288	0.000	12.288	222.858	3.722	135.619
2022	26.650	12.000	3.065	15.065	11.585	0.000	11.585	234.443	3.190	138.808
2023	25.879	12.000	2.976	14.976	10.903	0.000	10.903	245.346	2.729	141.537
SUBTOTAL	480.617	180.000	55.271	235.271	245.346	0.000	245.346	245.346	141.537	141.537
REMAINING	406.524	258.000	46.750	304.750	101.773	0.000	101.773	347.119	14.051	155.588
TOT 36.5Yr	887.141	438.000	102.021	540.021	347.119	0.000	347.119	347.119	155.588	155.588

C:\Program Files\Eureka95\gryphon\FEE 227 14.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:02:27 AM

AS of Date: JAN2009

NAME: FEE -227 #14 (025319)
FIELD: PANHANDLE WEST
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	273.370	BFIT
NPV 12.00%	186.964	BFIT
NPV 15.00%	164.585	BFIT
NPV 20.00%	137.509	BFIT
NPV 25.00%	118.483	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

======= INTERESTS AND EFFECTIVE DATE =======

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2009

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	%REMAINING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	12.79	12.79	12.79	0.000	75.691	75.691	100.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	1.000	0.000	0.000	4.609	0.000	0.000	4.032	0.000	0.000	12.789
2010	1.000	0.000	0.000	4.400	0.000	0.000	3.850	0.000	0.000	12.789
2011	1.000	0.000	0.000	4.201	0.000	0.000	3.676	0.000	0.000	12.789
2012	1.000	0.000	0.000	4.011	0.000	0.000	3.510	0.000	0.000	12.789
2013	1.000	0.000	0.000	3.830	0.000	0.000	3.351	0.000	0.000	12.789
2014	1.000	0.000	0.000	3.657	0.000	0.000	3.200	0.000	0.000	12.789
2015	1.000	0.000	0.000	3.491	0.000	0.000	3.055	0.000	0.000	12.789
2016	1.000	0.000	0.000	3.333	0.000	0.000	2.917	0.000	0.000	12.789
2017	1.000	0.000	0.000	3.183	0.000	0.000	2.785	0.000	0.000	12.789
2018	1.000	0.000	0.000	3.039	0.000	0.000	2.659	0.000	0.000	12.789
2019	1.000	0.000	0.000	2.901	0.000	0.000	2.539	0.000	0.000	12.789
2020	1.000	0.000	0.000	2.770	0.000	0.000	2.424	0.000	0.000	12.789
2021	1.000	0.000	0.000	2.645	0.000	0.000	2.314	0.000	0.000	12.789
2022	1.000	0.000	0.000	2.525	0.000	0.000	2.210	0.000	0.000	12.789
2023	1.000	0.000	0.000	2.411	0.000	0.000	2.110	0.000	0.000	12.789
SUBTOTAL	1.000	0.000	0.000	51.007	0.000	0.000	44.631	0.000	0.000	12.789
REMAINING	1.000	0.000	0.000	24.683	0.000	0.000	21.598	0.000	0.000	12.789
TOT 29.3Yr	1.000	0.000	0.000	75.691	0.000	0.000	66.229	0.000	0.000	12.789

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	51.571	12.000	5.931	17.931	33.641	0.000	33.641	33.641	31.976	31.976
2010	49.240	12.000	5.663	17.663	31.577	0.000	31.577	65.218	27.286	59.262
2011	47.013	12.000	5.407	17.407	29.607	0.000	29.607	94.824	23.258	82.520
2012	44.887	12.000	5.162	17.162	27.725	0.000	27.725	122.550	19.800	102.320
2013	42.858	12.000	4.929	16.929	25.929	0.000	25.929	148.479	16.834	119.154
2014	40.920	12.000	4.706	16.706	24.214	0.000	24.214	172.693	14.292	133.445
2015	39.069	12.000	4.493	16.493	22.576	0.000	22.576	195.269	12.114	145.559
2016	37.303	12.000	4.290	16.290	21.013	0.000	21.013	216.282	10.250	155.809
2017	35.616	12.000	4.096	16.096	19.520	0.000	19.520	235.802	8.656	164.466
2018	34.006	12.000	3.911	15.911	18.095	0.000	18.095	253.897	7.295	171.761
2019	32.468	12.000	3.734	15.734	16.734	0.000	16.734	270.632	6.133	177.894
2020	31.000	12.000	3.565	15.565	15.435	0.000	15.435	286.067	5.143	183.037
2021	29.598	12.000	3.404	15.404	14.194	0.000	14.194	300.261	4.300	187.337
2022	28.260	12.000	3.250	15.250	13.010	0.000	13.010	313.271	3.583	190.920
2023	26.982	12.000	3.103	15.103	11.879	0.000	11.879	325.150	2.974	193.894
SUBTOTAL	570.791	180.000	65.641	245.641	325.150	0.000	325.150	325.150	193.894	193.894
REMAINING	276.216	172.000	31.765	203.765	72.452	0.000	72.452	397.602	11.766	205.659
TOT 29.3Yr	847.008	352.000	97.406	449.406	397.602	0.000	397.602	397.602	205.659	205.659

C:\Program Files\Eureka95\gryphon\HOOD.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:02:28 AM

AS of Date: JAN2009

NAME: J.A. HOOD (00336)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	301.377	BFIT
NPV 12.00%	174.588	BFIT
NPV 15.00%	148.210	BFIT
NPV 20.00%	118.968	BFIT
NPV 25.00%	99.909	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

======= INTERESTS AND EFFECTIVE DATE =======

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.84375	0.84375	0.84375	0.84375	JAN2009

	PRICES BEGINING	ENDING	AVERAGE	GROSS RESERVES CUMULATIVE	REMAINING	ULTIMATE	%REMANING	
OIL	92.62	92.62	92.62	0.000	16.343	16.343	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	2.000	0.498	0.000	0.000	0.421	0.000	0.000	92.620	0.000	0.000
2010	2.000	0.488	0.000	0.000	0.411	0.000	0.000	92.620	0.000	0.000
2011	2.000	0.477	0.000	0.000	0.402	0.000	0.000	92.620	0.000	0.000
2012	2.000	0.467	0.000	0.000	0.394	0.000	0.000	92.620	0.000	0.000
2013	2.000	0.456	0.000	0.000	0.385	0.000	0.000	92.620	0.000	0.000
2014	2.000	0.446	0.000	0.000	0.377	0.000	0.000	92.620	0.000	0.000
2015	2.000	0.437	0.000	0.000	0.368	0.000	0.000	92.620	0.000	0.000
2016	2.000	0.427	0.000	0.000	0.360	0.000	0.000	92.620	0.000	0.000
2017	2.000	0.418	0.000	0.000	0.353	0.000	0.000	92.620	0.000	0.000
2018	2.000	0.409	0.000	0.000	0.345	0.000	0.000	92.620	0.000	0.000
2019	2.000	0.400	0.000	0.000	0.337	0.000	0.000	92.620	0.000	0.000
2020	2.000	0.391	0.000	0.000	0.330	0.000	0.000	92.620	0.000	0.000
2021	2.000	0.383	0.000	0.000	0.323	0.000	0.000	92.620	0.000	0.000
2022	2.000	0.374	0.000	0.000	0.316	0.000	0.000	92.620	0.000	0.000
2023	2.000	0.366	0.000	0.000	0.309	0.000	0.000	92.620	0.000	0.000
SUBTOTAL	2.000	6.437	0.000	0.000	5.431	0.000	0.000	92.620	0.000	0.000
REMAINING	2.000	9.906	0.000	0.000	8.358	0.000	0.000	92.620	0.000	0.000
TOT 56.9Yr	2.000	16.343	0.000	0.000	13.789	0.000	0.000	92.620	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	38.956	10.260	3.350	13.610	25.346	0.000	25.346	25.346	24.085	24.085
2010	38.106	10.260	3.277	13.537	24.569	0.000	24.569	49.915	21.225	45.310
2011	37.275	10.260	3.206	13.466	23.810	0.000	23.810	73.725	18.699	64.009
2012	36.463	10.260	3.136	13.396	23.067	0.000	23.067	96.791	16.469	80.478
2013	35.668	10.260	3.067	13.327	22.340	0.000	22.340	119.132	14.500	94.978
2014	34.890	10.260	3.001	13.261	21.629	0.000	21.629	140.761	12.762	107.741
2015	34.129	10.260	2.935	13.195	20.934	0.000	20.934	161.695	11.229	118.970
2016	33.385	10.260	2.871	13.131	20.254	0.000	20.254	181.949	9.877	128.847
2017	32.657	10.260	2.809	13.069	19.589	0.000	19.589	201.538	8.684	137.531
2018	31.945	10.260	2.747	13.007	18.938	0.000	18.938	220.476	7.632	145.163
2019	31.248	10.260	2.687	12.947	18.301	0.000	18.301	238.777	6.705	151.868
2020	30.567	10.260	2.629	12.889	17.678	0.000	17.678	256.455	5.888	157.756
2021	29.901	10.260	2.571	12.831	17.069	0.000	17.069	273.524	5.169	162.925
2022	29.249	10.260	2.515	12.775	16.473	0.000	16.473	289.997	4.535	167.460
2023	28.611	10.260	2.461	12.721	15.890	0.000	15.890	305.888	3.977	171.436
SUBTOTAL	503.050	153.900	43.262	197.162	305.888	0.000	305.888	305.888	171.436	171.436
REMAINING	774.116	430.065	66.574	496.639	277.477	0.000	277.477	583.365	26.969	198.405
TOT 56.9Yr	1277.166	583.965	109.836	693.801	583.365	0.000	583.365	583.365	198.405	198.405

C:\Program Files\Eureka95\gryphon\HOOD 677.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:02:29 AM

AS of Date: JAN2009

NAME: HOOD (00677)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	128.002	BFIT
NPV 12.00%	93.698	BFIT
NPV 15.00%	83.911	BFIT
NPV 20.00%	71.498	BFIT
NPV 25.00%	62.389	BFIT
IRR	>100%	BFIT
PAYOUT	JAN2009	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.84375	0.84375	0.84375	0.84375	JAN2009

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	92.62	92.62	92.62	0.000	8.063	8.063	100.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(12Mo)	2.000	0.543	0.000	0.000	0.458	0.000	0.000	92.620	0.000	0.000
2010	2.000	0.525	0.000	0.000	0.443	0.000	0.000	92.620	0.000	0.000
2011	2.000	0.508	0.000	0.000	0.429	0.000	0.000	92.620	0.000	0.000
2012	2.000	0.491	0.000	0.000	0.415	0.000	0.000	92.620	0.000	0.000
2013	2.000	0.475	0.000	0.000	0.401	0.000	0.000	92.620	0.000	0.000
2014	2.000	0.460	0.000	0.000	0.388	0.000	0.000	92.620	0.000	0.000
2015	2.000	0.445	0.000	0.000	0.375	0.000	0.000	92.620	0.000	0.000
2016	2.000	0.430	0.000	0.000	0.363	0.000	0.000	92.620	0.000	0.000
2017	2.000	0.416	0.000	0.000	0.351	0.000	0.000	92.620	0.000	0.000
2018	2.000	0.402	0.000	0.000	0.340	0.000	0.000	92.620	0.000	0.000
2019	2.000	0.389	0.000	0.000	0.328	0.000	0.000	92.620	0.000	0.000
2020	2.000	0.377	0.000	0.000	0.318	0.000	0.000	92.620	0.000	0.000
2021	2.000	0.364	0.000	0.000	0.307	0.000	0.000	92.620	0.000	0.000
2022	2.000	0.352	0.000	0.000	0.297	0.000	0.000	92.620	0.000	0.000
2023	2.000	0.341	0.000	0.000	0.288	0.000	0.000	92.620	0.000	0.000
SUBTOTAL	2.000	6.519	0.000	0.000	5.501	0.000	0.000	92.620	0.000	0.000
REMAINING	2.000	1.544	0.000	0.000	1.303	0.000	0.000	92.620	0.000	0.000
TOT 20Yr	2.000	8.063	0.000	0.000	6.803	0.000	0.000	92.620	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009(12Mo)	42.428	20.292	3.649	23.941	18.488	0.000	18.488	18.488	17.574	17.574
2010	41.040	20.292	3.529	23.821	17.219	0.000	17.219	35.706	14.880	32.454
2011	39.698	20.292	3.414	23.706	15.992	0.000	15.992	51.698	12.564	45.017
2012	38.399	20.292	3.302	23.594	14.805	0.000	14.805	66.503	10.574	55.591
2013	37.143	20.292	3.194	23.486	13.657	0.000	13.657	80.160	8.868	64.459
2014	35.928	20.292	3.090	23.382	12.546	0.000	12.546	92.707	7.406	71.865
2015	34.753	20.292	2.989	23.281	11.472	0.000	11.472	104.179	6.157	78.022
2016	33.616	20.292	2.891	23.183	10.433	0.000	10.433	114.612	5.090	83.112
2017	32.516	20.292	2.796	23.088	9.428	0.000	9.428	124.040	4.182	87.294
2018	31.453	20.292	2.705	22.997	8.456	0.000	8.456	132.496	3.410	90.704
2019	30.424	20.292	2.616	22.908	7.515	0.000	7.515	140.011	2.755	93.459
2020	29.429	20.292	2.531	22.823	6.606	0.000	6.606	146.617	2.202	95.661
2021	28.466	20.292	2.448	22.740	5.726	0.000	5.726	152.343	1.735	97.397
2022	27.535	20.292	2.368	22.660	4.875	0.000	4.875	157.217	1.343	98.740
2023	26.634	20.292	2.291	22.583	4.052	0.000	4.052	161.269	1.015	99.755
SUBTOTAL	509.463	304.380	43.814	348.194	161.269	0.000	161.269	161.269	99.755	99.755
REMAINING	120.658	101.460	10.377	111.837	8.821	0.000	8.821	170.090	1.811	101.566
TOT 20Yr	630.120	405.840	54.190	460.030	170.090	0.000	170.090	170.090	101.566	101.566

C:\Program Files\Eureka95\gryphon\MERTEN.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009
08:02:29 AM

AS of Date: JAN2009

NAME: H.H. MERTEN (00332)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NPV 5.000%	0.000	BFIT
NPV 12.00%	0.000	BFIT
NPV 15.00%	0.000	BFIT
NPV 20.00%	0.000	BFIT
NPV 25.00%	0.000	BFIT
IRR	0.00%	BFIT
PAYOUT	NEVER	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE					
COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.87500	0.87500	0.87500	0.87500	JAN2009

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$-----	NET TOTAL LOE ----M$-----	NET TOTAL PROD TAX ----M$-----	NET TOTAL LOE+TAX ----M$-----	NET LEASE REVENUE ----M$-----	NET TOTAL INVESTMENTS ----M$-----	NET BFIT CASHFLOW ----M$-----	CUM BFIT CASHFLOW ----M$-----	BFIT CF DISC 10.00% ----M$-----	CUM BFIT CF DISC 10.00% ----M$-----
2009(0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

C:\Program Files\Eureka95\gryphon\WORLEY COMBS.eur

G.S.M., INC.
RESERVOIR ENGINEERING
RESERVES AND ECONOMICS

Thursday Mar 26, 2009 08:02:30 AM

AS of Date: JAN2009

GRYPHON PRODUCTION COMPANY, LLC.
PROVED DEVELOPED PRODUCING
WORKING INTEREST
CONSTANT PRICE CASE
BFIT ECONOMIC EVALUATION

NAME: WORLEY COMBS (00315)
FIELD: PANHANDLE GRAY COUNTY
LOCATION: GRAY COUNTY, TEXAS
FORMATION: PERMIAN
OPERATOR: GRYPHON PRODUCTION COMPANY, LL

NPV 5.000%	0.000	BFIT
NPV 12.00%	0.000	BFIT
NPV 15.00%	0.000	BFIT
NPV 20.00%	0.000	BFIT
NPV 25.00%	0.000	BFIT
IRR	0.00%	BFIT
PAYOUT	NEVER	BFIT
PI	N/A	BFIT

INTERESTS AND EFFECTIVE DATE

COST	OIL	GAS	COND	PRODT	DATE
1.00000	0.75000	0.75000	0.75000	0.75000	JAN2009

	PRICES BEGINING	PRICES ENDING	PRICES AVERAGE	GROSS RESERVES CUMULATIVE	GROSS RESERVES REMAINING	GROSS RESERVES ULTIMATE	GROSS RESERVES %REMANING	
OIL	0.00	0.00	0.00	0.000	0.000	0.000	0.000	OIL
GAS	0.00	0.00	0.00	0.000	0.000	0.000	0.000	GAS
COND	0.00	0.00	0.00	0.000	0.000	0.000	0.000	COND
PRDT	0.00	0.00	0.00	0.000	0.000	0.000	0.000	PRDT

YEAR	GROSS WELLCOUNT ---WELLS---	GROSS OIL PRODUCTION ---MBBLS---	GROSS COND PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ---MMSCF---	NET OIL PRODUCTION ---MBBLS---	NET COND PRODUCTION ---MBBLS---	NET GAS PRODUCTION ---MMSCF---	AVERAGE OIL PRICE ---$/BBL---	AVERAGE COND PRICE ---$/BBL---	AVERAGE GAS PRICE --$/MSCF---
2009 (0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

YEAR	NET TOTAL REVENUE ----M$----	NET TOTAL LOE ----M$----	NET TOTAL PROD TAX ----M$----	NET TOTAL LOE+TAX ----M$----	NET LEASE REVENUE ----M$----	NET TOTAL INVESTMENTS ----M$----	NET BFIT CASHFLOW ----M$----	CUM BFIT CASHFLOW ----M$----	BFIT CF DISC 10.00% ----M$----	CUM BFIT CF DISC 10.00% ----M$----
2009 (0Mo)	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2019	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2020	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2021	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2022	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2023	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
SUBTOTAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
REMAINING	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOT 0 Yr	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
EAST PAMPA UNIT	2953	1,456,644 BO; 362 MMCF

Wells

42-179-00408(C101W)	42-179-00409(501W)	42-179-00410(406W)	42-179-00411(403W)
42-179-00412(508W)	42-179-00413(9012W)	42-179-00414(302W)	42-179-00554
42-179-00632(6034)	42-179-00635(6037)	42-179-00638(6040)	42-179-05569(108B)
42-179-05590(C105)	42-179-05591(C106)	42-179-05592(C107)	42-179-05611(6018)
42-179-05612(2019)	42-179-05615(2022)	42-179-05616(2023)	42-179-05617(6024)
42-179-05622(103A)	42-179-05625(106A)	42-179-05628(107A)	42-179-05630(109A)
42-179-05632(A111)	42-179-07396(B107)	42-179-07397(B104)	42-179-07398(C103)
42-179-07400(5012W)	42-179-30011(6043)	42-179-30800(15)	42-179-31420(8)
42-179-31421(13)	42-179-31430(7)	42-179-31924(1014)	42-179-31991(1015)
42-179-84700(303W)	42-179-84701(101AW)	42-179-84702(101WS)	42-179-84704(105AW)
42-179-84707(108A)	42-179-84709(201WS)	42-179-84712(305)	42-179-84713(306)
42-179-84714(401)	42-179-84715(402)	42-179-84717(404)	42-179-84720(502)
42-179-84721(503)	42-179-84722(504)	42-179-84723(505)	42-179-84724(506)
42-179-84726(509)	42-179-84727(703)	42-179-84728(704)	42-179-84729(708)
42-179-84730(805)	42-179-84731(806)	42-179-84732(807)	42-179-84733(901)
42-179-84734(909)	42-179-84736(A113)	42-179-84737(B101)	42-179-84738(B102)
42-179-84739(B103)	42-179-84741(B105)	42-179-84742(B106)	42-179-84750(C108W)
42-179-84751(1002)	42-179-84752(1003)	42-179-84753(1004)	42-179-84754(1005)
42-179-84755(1006)	42-179-84756(1007)	42-179-84757(1008W)	42-179-84758(1009W)
42-179-84759(1010)	42-179-84760(1011)	42-179-84761(1012)	42-179-84763(2016W)
42-179-84765(2021W)	42-179-84768(5010)	42-179-84769(5011)	42-179-84771(5013)
42-179-84772(5014)	42-179-84775(6030)	42-179-84780(7011)	42-179-85689(407)

16


Oil and Casinghead Gas Production
Monthly Production Volume (Logarithmic) vs. Time
Lease Number: 2953 - District: 10; Gray County, Texas
Monthly Production Volume (BO or MCF)
100000
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
OIL
© 2009 DrillingInfo, Inc.

17

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-30800
Well#	15
Lease	EAST PAMPA UNIT
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-395 Block:3 Section:82
Elevation	3225 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	3/1/64	12/1/08	1,456,644	0.00	PLAML
Gas	3/1/64	12/1/08	362,342	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	0	---	---	---	152	145	0	189	---	---	14	0.00	0.35	0.00
2/2008	0	---	---	---	192	315	0	66	---	---	14	0.00	0.47	0.00
3/2008	0	---	---	---	179	---	---	245	---	---	14	0.00	0.41	0.00
4/2008	0	---	---	---	175	357	0	63	---	---	14	0.00	0.42	0.00
5/2008	0	---	---	---	151	155	0	59	---	---	14	0.00	0.35	0.00
6/2008	0	---	---	---	153	---	---	212	---	---	14	0.00	0.36	0.00
7/2008	0	---	---	---	122	181	0	153	---	---	14	0.00	0.28	0.00
8/2008	0	---	---	---	115	185	0	83	---	---	14	0.00	0.26	0.00
9/2008	0	---	---	---	351	367	0	67	---	---	11	0.00	1.06	0.00
10/2008	0	---	---	---	250	210	0	107	---	---	11	0.00	0.73	0.00
11/2008	0	---	---	---	291	356	0	42	---	---	16	0.00	0.61	0.00
12/2008	0	---	---	---	160	165	0	37	---	---	16	0.00	0.32	0.00
Totals	0	---	---	---	2,291	2,436	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	82,121	162,723	---	---	92	225.11	446.06	0.00	---	---
1971	88,128	156,307	---	---	85	2.84	5.04	0.00	---	3.9%
1972	65,463	149,341	---	---	84	2.14	4.87	0.00	25.7%	4.5%
1973	37,096	114,943	---	---	82	1.24	3.84	0.00	43.3%	23.0%
1974	34,276	98,570	---	---	73	1.29	3.70	0.00	7.6%	14.2%
1975	27,698	70,524	---	---	71	1.07	2.72	0.00	19.2%	28.5%
1976	16,499	50,005	---	---	66	0.69	2.08	0.00	40.4%	29.1%
1977	5,685	36,989	---	---	66	0.24	1.54	0.00	65.5%	26.0%
1978	544	29,254	---	---	48	0.03	1.67	0.00	90.4%	20.9%
1979	1,431	21,069	---	---	47	0.08	1.23	0.00	---	28.0%
1980	307	16,126	---	---	44	0.02	1.00	0.00	78.5%	23.5%
1981	510	14,503	---	---	44	0.03	0.90	0.00	---	10.1%
1982	470	20,567	---	---	41	0.03	1.38	0.00	7.8%	---
1983	439	15,525	---	---	38	0.03	1.12	0.00	6.6%	24.5%

19

1984	404	34,982	---	---	39	0.03	2.46	0.00	8.0%	---
1985	211	49,623	---	---	27	0.02	5.04	0.00	47.8%	---
1986	140	48,307	---	---	11	0.03	12.04	0.00	33.6%	2.7%
1987	237	117,538	---	---	8	0.08	40.27	0.00	---	---
1988	255	86,368	---	---	22	0.03	10.76	0.00	---	26.5%
1989	113	47,016	---	---	22	0.01	5.86	0.00	55.7%	45.6%
1990	12	33,515	---	---	18	0.00	5.10	0.00	89.4%	28.7%
1991	12	24,418	---	---	19	0.00	3.52	0.00	---	27.1%
1992	12	15,846	---	---	20	0.00	2.17	0.00	---	35.1%
1993	12	8,998	---	---	20	0.00	1.23	0.00	---	43.2%
1994	8	8,266	---	---	20	0.00	1.13	0.00	33.3%	8.1%
1995	0	5,844	---	---	20	0.00	0.80	0.00	100.0%	29.3%
1996	0	3,838	---	---	20	0.00	0.53	0.00	---	34.3%
1997	0	3,169	---	---	20	0.00	0.43	0.00	---	17.4%
1998	0	1,526	---	---	19	0.00	0.22	0.00	---	51.8%
1999	0	523	---	---	19	0.00	0.08	0.00	---	65.7%
2000	259	1,393	---	---	4	0.18	0.95	0.00	---	---
2001	0	818	---	---	4	0.00	0.56	0.00	100.0%	41.3%
2002	0	1,502	---	---	4	0.00	1.03	0.00	---	---
2003	0	827	---	---	4	0.00	0.57	0.00	---	44.9%
2004	0	1,058	---	---	4	0.00	0.73	0.00	---	---
2005	0	102	---	---	4	0.00	0.07	0.00	---	90.4%
2006	0	652	---	---	3	0.00	0.60	0.00	---	---
2007	0	1,778	---	---	15	0.00	0.32	0.00	---	---
2008	0	2,291	---	---	16	0.00	0.39	0.00	---	---
Totals	362,342	1,456,644	---	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo 20

Lease Information

Lease Name:	EAST PAMPA UNIT	LeaseID or GasID:	2953, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	1,456,644 BBL, 362,342 MCF	Most Recent Production:	12/2008: 5.2 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	165	6,394	38.751	0	41.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	357	19,590	54.874	0	42.50
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	360	26,672	74.089	0	41.40
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	736	74,768	101.587	0	41.40
08/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	372	42,290	113.684	0	40.50
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	546	71,719	131.353	0	41.40
05/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	462	57,136	123.67	0	42.80
04/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	1,071	117,992	110.17	0	40.60
02/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	630	58,267	92.487	0	40.60
01/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	292	26,234	89.841	0	38.60
12/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	336	29,784	88.642	0	40.00
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	168	15,412	91.74	0	41.80
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	98	7,568	77.228	0	41.10
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	183	12,735	69.591	0	43.10
07/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	180	12,879	71.549	0	39.50
06/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	185	11,961	64.654	0	41.60
04/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	182	11,170	61.375	0	40.80
03/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	178	10,380	58.313	0	41.30
12/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	186	11,095	59.65	0	40.30
07/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	184	13,198	71.728	0	41.30

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
FEE LAND #227	391	1,178,831 BO; 1,358 MMCF

Wells

42-179-00505(146W)	42-179-04962(48W)	42-179-07361(55W)	42-179-31669(178)
42-179-31670(179)	42-179-81976(1W)	42-179-81977(3)	42-179-81978(4)
42-179-81979(7)	42-179-81980(8W)	42-179-81981(9)	42-179-81982(10)
42-179-81983(11)	42-179-81984(12)	42-179-81985(15)	42-179-81986(16)
42-179-81987(17)	42-179-81988(18W)	42-179-81989(19)	42-179-81990(20W)
42-179-81991(21)	42-179-81992(22W)	42-179-81993(23)	42-179-81994(24W)
42-179-81995(25)	42-179-81996(26)	42-179-81997(28W)	42-179-81998(29W)
42-179-81999(31)	42-179-82000(32)	42-179-82001(34)	42-179-82002(35W)
42-179-82003(36)	42-179-82004(38W)	42-179-82005(39)	42-179-82006(40)
42-179-82007(41)	42-179-82008(43W)	42-179-82009(47W)	42-179-82011(49)
42-179-82012(51W)	42-179-82013(54W)	42-179-82015(56W)	42-179-82016(57W)
42-179-82017(61W)	42-179-82018(63W)	42-179-82019(64)	42-179-82020(65)
42-179-82021(67W)	42-179-82022(68)	42-179-82023(71)	42-179-82024(72)
42-179-82025(73)	42-179-82026(74)	42-179-82027(75)	42-179-82028(76)
42-179-82029(78W)	42-179-82030(79)	42-179-82031(84W)	42-179-82032(85W)
42-179-82033(89)	42-179-82034(90W)	42-179-82035(96)	42-179-82036(100)
42-179-82037(101)	42-179-82038(103W)	42-179-82039(104W)	42-179-82040(107W)
42-179-82041(109W)	42-179-82042(111W)	42-179-82043(112)	42-179-82044(113W)
42-179-82045(114)	42-179-82046(115W)	42-179-82047(116)	42-179-82048(117)
42-179-82049(118W)	42-179-82050(119)	42-179-82051(125W)	42-179-82052(126)
42-179-82053(127)	42-179-82054(128)	42-179-82055(130)	42-179-82056(138W)
42-179-82057(140)	42-179-82058(142W)	42-179-82059(143)	42-179-82060(144)
42-179-82062(147)	42-179-82063(148)	42-179-82064(149)	42-179-82065(150W)
42-179-82066(152W)	42-179-82067(153W)	42-179-82068(154)	42-179-82069(158W)
42-179-82070(159W)	42-179-82071(160)	42-179-82072(161D)	42-179-82073(163)
42-179-82074(165D)	42-179-82075(168D)	42-179-82076(169)	42-179-82077(171D)
42-179-82078(172)	42-179-82079(174)	42-179-82080(175W)	42-179-82081(X 2WS)
42-179-82082(X 3WS)	42-179-85377(177)	42-179-85378(44)	42-179-85379(69)
42-179-85380(97)	42-179-85381(99)	42-179-85382(124)	42-179-85383(136)
42-179-85384(145)	42-179-85385(166)	42-179-85386(170)	42-179-85387(33)
42-179-85388(52)	42-179-85389(83)	42-179-85390(94)	42-179-85391(95)
42-179-85392(106)	42-179-85393(131)	42-179-85394(132)	42-179-85395(151)
42-179-85396(156)	42-179-85397(164)	42-179-85398(167)	42-179-85399(2)
42-179-85400(42)	42-179-85401(45)	42-179-85402(46)	42-179-85403(50)
42-179-85404(53)	42-179-85405(60)	42-179-85406(62)	42-179-85407(77)

21

42-179-85408(80)	42-179-85409(81)	42-179-85410(82)	42-179-85411(86)
42-179-85412(87)	42-179-85413(93)	42-179-85414(98)	42-179-85415(121)
42-179-85416(122)	42-179-85417(123)	42-179-85418(129)	42-179-85419(139)
42-179-85420(141)	42-179-85421(70)	42-179-85422(88)	42-179-85423(91)
42-179-85424(92)	42-179-85425(120)	42-179-85426(134)	42-179-85427(135)
42-179-85428(37)	42-179-85429(58)	42-179-85430(66)	42-179-85431(102)
42-179-85432(105)	42-179-85433(108)	42-179-85434(110W)	42-179-85435(137)
42-179-85436(155)	42-179-85437(157)	42-179-85438(173W)	42-179-85439(13)
42-179-85440(27)	42-179-85441(30)		

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 391 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
OIL
© 2009 DrillingInfo, Inc.

22

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-31669
Well#	178
Lease	FEE LAND #227
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	775.0 WL / 1450.0 SL, I&GN RR CO A-327 Block:3 Section:14
Elevation	2960 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/33	12/1/08	1,178,831	0.00	PLAML
Gas	1/1/33	12/1/08	1,357,617	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	0	---	---	---	674	715	0	276	---	---	31	0.00	0.70	0.00
2/2008	0	---	---	---	442	519	0	199	---	---	31	0.00	0.49	0.00
3/2008	0	---	---	---	492	525	0	166	---	---	31	0.00	0.51	0.00
4/2008	0	---	---	---	402	508	0	60	---	---	31	0.00	0.43	0.00
5/2008	0	---	---	---	530	521	0	69	---	---	31	0.00	0.55	0.00
6/2008	0	---	---	---	516	359	0	226	---	---	31	0.00	0.55	0.00
7/2008	0	---	---	---	535	686	0	75	---	---	31	0.00	0.56	0.00
8/2008	0	---	---	---	459	508	0	26	---	---	31	0.00	0.48	0.00
9/2008	0	---	---	---	567	513	0	80	---	---	21	0.00	0.90	0.00
10/2008	0	---	---	---	482	334	0	228	---	---	21	0.00	0.74	0.00
11/2008	0	---	---	---	489	679	0	38	---	---	23	0.00	0.71	0.00
12/2008	0	---	---	---	744	692	0	90	---	---	23	0.00	1.04	0.00
Totals	0	---	---	---	6,332	6,559	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	127,171	195,111	---	---	83	348.60	534.84	0.00	---	---
1971	116,892	140,496	---	---	70	4.58	5.50	0.00	8.1%	28.0%
1972	99,810	97,923	---	---	60	4.56	4.47	0.00	14.6%	30.3%
1973	92,054	82,207	---	---	54	4.67	4.17	0.00	7.8%	16.0%
1974	85,508	74,358	---	---	52	4.51	3.92	0.00	7.1%	9.5%
1975	91,287	59,835	---	---	52	4.81	3.15	0.00	---	19.5%
1976	88,883	55,302	---	---	53	4.60	2.86	0.00	2.6%	7.6%
1977	85,272	48,550	---	---	53	4.41	2.51	0.00	4.1%	12.2%
1978	94,801	43,780	---	---	53	4.90	2.26	0.00	---	9.8%
1979	89,399	39,540	---	---	52	4.71	2.08	0.00	5.7%	9.7%
1980	85,265	33,941	---	---	48	4.87	1.94	0.00	4.6%	14.2%
1981	51,170	27,191	---	---	46	3.05	1.62	0.00	40.0%	19.9%
1982	35,393	24,745	---	---	41	2.37	1.65	0.00	30.8%	9.0%
1983	27,665	21,256	---	---	41	1.85	1.42	0.00	21.8%	14.1%

1984	16,408	21,680	---	---	39	1.15	1.52	0.00	40.7%	---
1985	37,546	21,111	---	---	39	2.64	1.48	0.00	---	2.6%
1986	17,905	19,496	---	---	38	1.29	1.41	0.00	52.3%	7.7%
1987	21,325	17,653	---	---	30	1.95	1.61	0.00	---	9.5%
1988	19,490	17,682	---	---	32	1.67	1.51	0.00	8.6%	---
1989	14,167	14,596	---	---	29	1.34	1.38	0.00	27.3%	17.5%
1990	16,892	10,830	---	---	30	1.54	0.99	0.00	---	25.8%
1991	13,182	9,280	---	---	30	1.20	0.85	0.00	22.0%	14.3%
1992	6,739	8,932	---	---	38	0.49	0.64	0.00	48.9%	3.8%
1993	8,085	8,439	---	---	38	0.58	0.61	0.00	---	5.5%
1994	3,578	7,956	---	---	38	0.26	0.57	0.00	55.7%	5.7%
1995	4,921	7,777	---	---	38	0.35	0.56	0.00	---	2.2%
1996	1,685	7,715	---	---	38	0.12	0.56	0.00	65.8%	0.8%
1997	1,184	6,878	---	---	38	0.09	0.50	0.00	29.7%	10.8%
1998	1,245	5,702	---	---	38	0.09	0.41	0.00	---	17.1%
1999	471	3,644	---	---	38	0.03	0.26	0.00	62.2%	36.1%
2000	911	5,963	---	---	38	0.07	0.43	0.00	---	---
2001	704	5,370	---	---	33	0.06	0.45	0.00	22.7%	9.9%
2002	398	5,095	---	---	33	0.03	0.42	0.00	43.5%	5.1%
2003	36	4,714	---	---	33	0.00	0.39	0.00	91.0%	7.5%
2004	0	4,342	---	---	33	0.00	0.36	0.00	100.0%	7.9%
2005	175	5,024	---	---	33	0.01	0.42	0.00	---	---
2006	0	4,732	---	---	33	0.00	0.39	0.00	100.0%	5.8%
2007	0	3,653	---	---	34	0.00	0.29	0.00	---	22.8%
2008	0	6,332	---	---	31	0.00	0.56	0.00	---	---
Totals	1,357,617	1,178,831	---	---	---	---	---	---	---	---

Back

Price Data Hub Page

drillinginfo 25

Lease Information

Lease Name:	FEE LAND #227	LeaseID or GasID:	391, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	1,178,831 BBL, 1,357,617 MCF	Most Recent Production:	12/2008: 24 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	692	26,753	38.66	0	40.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	679	37,372	55.04	0	40.50
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	334	24,812	74.286	0	42.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	513	52,239	101.83	0	41.30
08/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	508	57,967	114.108	0	40.50
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	686	90,446	131.846	0	40.90
06/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	359	47,356	131.91	0	41.30
05/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	521	64,140	123.109	0	42.60
05/2008	SHELL TRADING (US) COMPANY (Purchaser),M		0	0	N/A	0	41.20
04/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	508	55,873	109.986	0	41.00
03/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	525	53,880	102.628	0	40.80
02/2008	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	519	47,800	92.101	0	41.00
01/2008	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	536	48,373	90.248	0	39.20
11/2007	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	113	10,405	92.076	0	41.00
10/2007	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	364	30,251	83.108	0	41.00
09/2007	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	360	27,439	76.219	0	40.70
08/2007	SHELL TRADING (US) COMPANY (Purchaser),M		547	38,090	69.634	0	41.20
07/2007	SHELL TRADING (US) COMPANY (Purchaser),M	GRYPHON PRODUCTION COMPANY, LLC	351	25,026	71.298	0	38.50
	SHELL TRADING (US) COMPANY						

26

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
11/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	806	4,218	5.233	0	raw gas
10/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	355	2,719	7.659	0	raw gas
09/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	605	7,217	11.929	0	raw gas
08/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	618	8,508	13.767	0	raw gas
07/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	774	12,988	16.78	0	raw gas
06/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	542	8,823	16.278	0	raw gas
05/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	801	12,538	15.653	0	raw gas
04/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	755	10,826	14.339	0	raw gas
03/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	509	6,956	13.666	0	raw gas
02/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	788	10,226	12.977	0	raw gas
01/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	780	10,005	12.827	0	raw gas
10/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	338	3,720	11.005	0	raw gas
09/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	888	8,847	9.963	0	raw gas
08/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	797	8,088	10.148	0	raw gas
07/2007	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	178	1,935	10.873	0	raw gas
07/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	178	2,081	11.689	0	raw gas
12/2003	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	254	1,105	4.352	0	raw gas
11/2003	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	579	2,311	3.991	0	raw gas
10/2003	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	617	1,216	1.97	0	raw gas
09/2003	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	589	1,199	2.036	0	raw gas
08/2003	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	617	1,229	1.991	0	raw gas
07/2003	DCP MIDSTREAM, LP						

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1970)**
FEE -227-	25318	366 MMCF
Wells		
42-179-80350(5)		

Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 25318 - District: 10; Gray County, Texas


10000
1000
100
10
1
Monthly Production Volume (MCF)
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
© 2009 DrillingInfo, Inc.

27

28

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-80350
Well#	5
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	12/1/08	0	---	
Gas	1/1/62	12/1/08	366,469	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	343	343	0	0	0	---	---	0	---	---	---	11.06	0.00	0.00
2/2008	347	347	0	0	0	---	---	0	---	---	---	11.97	0.00	0.00
3/2008	224	224	0	0	0	---	---	0	---	---	---	7.23	0.00	0.00
4/2008	332	332	0	0	0	---	---	0	---	---	---	11.07	0.00	0.00
5/2008	352	352	0	0	0	---	---	0	---	---	---	11.35	0.00	0.00
6/2008	238	238	0	0	0	---	---	0	---	---	---	7.93	0.00	0.00
7/2008	341	341	0	0	0	---	---	0	---	---	---	11.00	0.00	0.00
8/2008	272	272	0	0	0	---	---	0	---	---	---	8.77	0.00	0.00
9/2008	266	266	0	0	0	---	---	0	---	---	---	8.87	0.00	0.00
10/2008	156	156	0	0	0	---	---	0	---	---	---	5.03	0.00	0.00
11/2008	355	355	0	0	0	---	---	0	---	---	---	11.83	0.00	0.00
12/2008	480	480	0	0	0	---	---	0	---	---	---	15.48	0.00	0.00
Totals	3,706	3,706	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	37,190	0	---	---	---	101.95	0.00	0.00	---	---
1971	27,141	0	---	---	---	74.40	0.00	0.00	27.0%	---
1972	25,187	0	---	---	---	69.04	0.00	0.00	7.2%	---
1973	27,501	0	---	---	---	75.39	0.00	0.00	---	---
1974	24,832	0	---	---	---	68.07	0.00	0.00	9.7%	---
1975	24,604	0	---	---	---	67.45	0.00	0.00	0.9%	---
1976	20,715	0	---	---	---	56.78	0.00	0.00	15.8%	---
1977	18,508	0	---	---	---	50.73	0.00	0.00	10.7%	---
1978	20,697	0	---	---	---	56.74	0.00	0.00	---	---
1979	18,380	0	---	---	---	50.38	0.00	0.00	11.2%	---
1980	16,146	0	---	---	---	44.26	0.00	0.00	12.2%	---
1981	15,112	0	---	---	---	41.43	0.00	0.00	6.4%	---
1982	10,360	0	---	---	---	28.40	0.00	0.00	31.4%	---
1983	12,585	0	---	---	---	34.50	0.00	0.00	---	---

29

1984	10,487	0	---	---	---	28.75	0.00	0.00	16.7%	---
1985	6,376	0	---	---	---	17.48	0.00	0.00	39.2%	---
1986	5,465	0	---	---	---	14.98	0.00	0.00	14.3%	---
1987	5,368	0	---	---	---	14.71	0.00	0.00	1.8%	---
1988	5,582	0	---	---	---	15.30	0.00	0.00	---	---
1989	4,904	0	---	---	---	13.44	0.00	0.00	12.1%	---
1990	4,828	0	---	---	---	13.23	0.00	0.00	1.5%	---
1991	4,698	0	---	---	---	12.88	0.00	0.00	2.7%	---
1992	4,770	0	---	---	---	13.08	0.00	0.00	---	---
1993	3,672	0	---	---	---	10.07	0.00	0.00	23.0%	---
1994	103	0	---	---	---	0.28	0.00	0.00	97.2%	---
1995	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
1996	0	0	---	---	---	0.00	0.00	0.00	---	---
1997	0	0	---	---	---	0.00	0.00	0.00	---	---
1998	0	0	---	---	---	0.00	0.00	0.00	---	---
1999	0	0	---	---	---	0.00	0.00	0.00	---	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,682	0	---	---	---	4.61	0.00	0.00	---	---
2002	2,080	0	---	---	---	5.70	0.00	0.00	---	---
2003	2,179	0	---	---	---	5.97	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	1,611	0	---	---	---	6.62	0.00	0.00	---	---
2008	3,706	0	---	---	---	10.16	0.00	0.00	---	---
Totals	366,469	0	---	---	---	---	---	---	---	---

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30

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Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25318, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 366,469 MCF	Most Recent Production:	12/2008: 0 BBL/Day, 15.5 MCF/Day

Product Price Data

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	351	3,826	10.899	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,987	4,376	2.202	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,682	4,688	2.787	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,682	4,688	2.787	0	raw gas
12/1994	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	103	158	1.533	0	raw gas

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Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE, WEST	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Gas ID Number**	**Cumulative (since 1970)**
FEE -227-	25319	211 MMCF
Wells		
42-179-80351(14)		

Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 25319 - District: 10; Gray County, Texas


Monthly Production Volume (MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-80351
Well#	14
Lease	FEE -227-
Field	PANHANDLE, WEST
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-327 Block:3 Section:14
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/62	12/1/08	0	---	
Gas	1/1/62	12/1/08	211,255	0.00	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	437	437	0	0	0	---	---	0	---	---	---	14.10	0.00	0.00
2/2008	441	441	0	0	0	---	---	0	---	---	---	15.21	0.00	0.00
3/2008	285	285	0	0	0	---	---	0	---	---	---	9.19	0.00	0.00
4/2008	423	423	0	0	0	---	---	0	---	---	---	14.10	0.00	0.00
5/2008	449	449	0	0	0	---	---	0	---	---	---	14.48	0.00	0.00
6/2008	304	304	0	0	0	---	---	0	---	---	---	10.13	0.00	0.00
7/2008	433	433	0	0	0	---	---	0	---	---	---	13.97	0.00	0.00
8/2008	346	346	0	0	0	---	---	0	---	---	---	11.16	0.00	0.00
9/2008	339	339	0	0	0	---	---	0	---	---	---	11.30	0.00	0.00
10/2008	199	199	0	0	0	---	---	0	---	---	---	6.42	0.00	0.00
11/2008	451	451	0	0	0	---	---	0	---	---	---	15.03	0.00	0.00
12/2008	612	612	0	0	0	---	---	0	---	---	---	19.74	0.00	0.00
Totals	4,719	4,719	0	0	0	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	10,538	0	---	---	---	28.89	0.00	0.00	---	---
1971	10,273	0	---	---	---	28.16	0.00	0.00	2.5%	---
1972	10,588	0	---	---	---	29.02	0.00	0.00	---	---
1973	10,264	0	---	---	---	28.14	0.00	0.00	3.1%	---
1974	8,860	0	---	---	---	24.29	0.00	0.00	13.7%	---
1975	10,210	0	---	---	---	27.99	0.00	0.00	---	---
1976	9,923	0	---	---	---	27.20	0.00	0.00	2.8%	---
1977	11,796	0	---	---	---	32.34	0.00	0.00	---	---
1978	15,823	0	---	---	---	43.37	0.00	0.00	---	---
1979	12,541	0	---	---	---	34.38	0.00	0.00	20.7%	---
1980	11,950	0	---	---	---	32.76	0.00	0.00	4.7%	---
1981	8,677	0	---	---	---	23.79	0.00	0.00	27.4%	---
1982	8,651	0	---	---	---	23.71	0.00	0.00	0.3%	---
1983	8,237	0	---	---	---	22.58	0.00	0.00	4.8%	---

1984	7,299	0	---	---	---	20.01	0.00	0.00	11.4%	---
1985	5,441	0	---	---	---	14.92	0.00	0.00	25.5%	---
1986	4,509	0	---	---	---	12.36	0.00	0.00	17.1%	---
1987	3,392	0	---	---	---	9.30	0.00	0.00	24.8%	---
1988	3,096	0	---	---	---	8.49	0.00	0.00	8.7%	---
1989	2,960	0	---	---	---	8.11	0.00	0.00	4.4%	---
1990	3,442	0	---	---	---	9.44	0.00	0.00	---	---
1991	2,400	0	---	---	---	6.58	0.00	0.00	30.3%	---
1992	1,895	0	---	---	---	5.19	0.00	0.00	21.0%	---
1993	1,624	0	---	---	---	4.45	0.00	0.00	14.3%	---
1994	2,407	0	---	---	---	6.60	0.00	0.00	---	---
1995	4,095	0	---	---	---	11.23	0.00	0.00	---	---
1996	3,724	0	---	---	---	10.21	0.00	0.00	9.1%	---
1997	3,111	0	---	---	---	8.53	0.00	0.00	16.5%	---
1998	352	0	---	---	---	0.96	0.00	0.00	88.7%	---
1999	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2000	0	0	---	---	---	0.00	0.00	0.00	---	---
2001	1,927	0	---	---	---	5.28	0.00	0.00	---	---
2002	1,822	0	---	---	---	4.99	0.00	0.00	5.4%	---
2003	2,660	0	---	---	---	7.29	0.00	0.00	---	---
2004	0	0	---	---	---	0.00	0.00	0.00	100.0%	---
2005	0	0	---	---	---	0.00	0.00	0.00	---	---
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	2,049	0	---	---	---	8.43	0.00	0.00	---	---
2008	4,719	0	---	---	---	12.94	0.00	0.00	---	---
Totals	211,255	0	---	---	---	---	---	---	---	---

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Lease Information

Lease Name:	FEE -227-	LeaseID or GasID:	25319, Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Cumulative Production:	0 BBL, 211,255 MCF	Most Recent Production:	12/2008: 0 BBL/Day, 19.7 MCF/Day

Product Price Data

Oil Sales

Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
01/2000	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	747	18,322	24.528	0	40.00
12/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	186	4,449	23.918	0	40.00
11/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	741	17,068	23.034	0	40.00
10/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	369	7,618	20.646	0	40.00
09/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	537	11,661	21.714	0	40.00
08/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	930	17,960	19.312	0	40.00
07/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	174	3,172	18.23	0	40.00
04/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	185	2,839	15.348	0	40.00
03/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	174	2,221	12.765	0	40.00
01/1999	EXXONMOBIL OIL CORPORATION (Purchaser),I	CALDWELL PRODUCTION CO INC	170	1,589	9.349	0	40.20

Gas Sales

Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	446	4,869	10.917	0	raw gas
12/2002	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	2,360	5,140	2.178	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DUKE ENERGY FIELD SERVICES, LP	1,927	5,675	2.945	0	raw gas
12/2001	CALDWELL PRODUCTION CO INC (Producer),Y	DCP MIDSTREAM, LP	1,927	5,675	2.945	0	raw gas
12/1998	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	352	616	1.749	0	raw gas
03/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	33	59	1.782	0	raw gas
02/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	258	450	1.745	0	raw gas
01/1998	GPM GAS COMPANY LP (Purchaser),I	CALDWELL PRODUCTION CO INC	61	106	1.745	0	raw gas
12/1997	CALDWELL PRODUCTION CO INC (Producer),Y	GPM GAS COMPANY LP	3,111	5,430	1.745	0	raw gas

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
HOOD, J. A.	336	21,017 BO; 0 MMCF
Wells		
42-179-81775(1) 42-179-81776(2)		

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 336 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
OIL
© 2009 DrillingInfo, Inc.

35

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-81775
Well#	1
Lease	HOOD, J. A.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	,
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	12/1/08	21,017	0.00	PLAML
Gas	1/1/37	12/1/08	387	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	0	---	---	---	81	75	0	38	---	---	2	0.00	1.31	0.00
2/2008	0	---	---	---	6	---	---	44	---	---	2	0.00	0.10	0.00
3/2008	0	---	---	---	40	78	0	6	---	---	2	0.00	0.65	0.00
4/2008	0	---	---	---	44	---	---	50	---	---	2	0.00	0.73	0.00
5/2008	0	---	---	---	32	---	---	82	---	---	2	0.00	0.52	0.00
6/2008	0	---	---	---	17	---	---	99	---	---	2	0.00	0.28	0.00
7/2008	0	---	---	---	8	91	0	16	---	---	2	0.00	0.13	0.00
8/2008	0	---	---	---	20	---	---	36	---	---	2	0.00	0.32	0.00
9/2008	0	---	---	---	18	38	0	16	---	---	2	0.00	0.30	0.00
10/2008	0	---	---	---	69	72	0	13	---	---	2	0.00	1.11	0.00
11/2008	0	---	---	---	107	88	0	32	---	---	2	0.00	1.78	0.00
12/2008	0	---	---	---	62	---	---	94	---	---	2	0.00	1.00	0.00
Totals	0	---	---	---	504	442	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	12	1,005	---	---	2	0.03	2.75	0.00	---	---
1971	12	1,029	---	---	2	0.02	1.41	0.00	---	---
1972	12	920	---	---	2	0.02	1.26	0.00	---	10.6%
1973	12	962	---	---	2	0.02	1.32	0.00	---	---
1974	12	1,054	---	---	2	0.02	1.44	0.00	---	---
1975	12	1,000	---	---	2	0.02	1.37	0.00	---	5.1%
1976	12	985	---	---	2	0.02	1.35	0.00	---	1.5%
1977	12	921	---	2	2	0.01	0.63	0.00	---	6.5%
1978	12	866	---	---	2	0.02	1.19	0.00	---	6.0%
1979	12	902	---	---	2	0.02	1.24	0.00	---	---
1980	12	931	---	---	2	0.02	1.28	0.00	---	---
1981	12	973	---	---	2	0.02	1.33	0.00	---	---
1982	12	877	---	---	2	0.02	1.20	0.00	---	9.9%
1983	12	805	---	---	2	0.02	1.10	0.00	---	8.2%
1984	12	604	---	---	2	0.02	0.83	0.00	---	25.0%

1985	12	760	---	---	2	0.02	1.04	0.00	---	---
1986	12	683	---	---	2	0.02	0.94	0.00	---	10.1%
1987	12	966	---	2	2	0.01	0.66	0.00	---	---
1988	12	715	---	---	2	0.02	0.98	0.00	---	26.0%
1989	11	418	---	---	2	0.02	0.57	0.00	8.3%	41.5%
1990	9	510	---	---	2	0.01	0.70	0.00	18.2%	---
1991	12	256	---	---	2	0.02	0.35	0.00	---	49.8%
1992	12	12	---	---	2	0.02	0.02	0.00	---	95.3%
1993	12	12	---	---	2	0.02	0.02	0.00	---	---
1994	2	2	---	---	2	0.00	0.00	0.00	83.3%	83.3%
1995	0	401	---	---	2	0.00	0.55	0.00	100.0%	---
1996	0	483	---	---	2	0.00	0.66	0.00	---	---
1997	0	182	---	---	2	0.00	0.25	0.00	---	62.3%
1998	0	152	---	---	2	0.00	0.21	0.00	---	16.5%
1999	0	62	---	---	2	0.00	0.08	0.00	---	59.2%
2000	0	25	---	---	2	0.00	0.03	0.00	---	59.7%
2001	0	53	---	---	1	0.00	0.15	0.00	---	---
2002	0	31	---	---	1	0.00	0.08	0.00	---	41.5%
2003	0	20	---	---	1	0.00	0.05	0.00	---	35.5%
2004	0	88	---	---	1	0.00	0.24	0.00	---	---
2005	101	270	---	---	1	0.28	0.74	0.00	---	---
2006	0	220	---	---	1	0.00	0.60	0.00	100.0%	18.5%
2007	0	358	---	---	2	0.00	0.49	0.00	---	---
2008	0	504	---	---	2	0.00	0.69	0.00	---	---
Totals	387	21,017	---	---	---	---	---	---	---	---

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drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
HOOD	677	44,778 BO; 18 MMCF
Wells		
42-179-07613(2W) 42-179-83555(1) 42-179-83557(3)		

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 677 - District: 10; Gray County, Texas


1000
100
10
1
Monthly Production Volume (BO or MCF)
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
OIL

38

39

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-07613
Well#	2W
Lease	HOOD
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-346 Block:3 Section:33
Elevation	2992 GR
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	5/1/33	12/1/08	44,778	0.00	PLAML
Gas	5/1/33	12/1/08	17,670	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	0	---	---	---	47	70	0	42	---	---	2	0.00	0.76	0.00
2/2008	0	---	---	---	1	---	---	43	---	---	2	0.00	0.02	0.00
3/2008	0	---	---	---	58	72	0	29	---	---	2	0.00	0.94	0.00
4/2008	0	---	---	---	17	---	---	46	---	---	2	0.00	0.28	0.00
5/2008	0	---	---	---	30	---	---	76	---	---	2	0.00	0.48	0.00
6/2008	0	---	---	---	16	---	---	92	---	---	2	0.00	0.27	0.00
7/2008	0	---	---	---	7	85	0	14	---	---	2	0.00	0.11	0.00
8/2008	0	---	---	---	112	---	---	126	---	---	2	0.00	1.81	0.00
9/2008	0	---	---	---	66	135	0	57	---	---	2	0.00	1.10	0.00
10/2008	0	---	---	---	28	72	0	13	---	---	2	0.00	0.45	0.00
11/2008	0	---	---	---	107	88	0	32	---	---	2	0.00	1.78	0.00
12/2008	0	---	---	---	62	---	---	94	---	---	2	0.00	1.00	0.00
Totals	0	---	---	---	551	522	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	2,920	1,899	---	---	2	8.00	5.21	0.00	---	---
1971	2,920	1,553	---	---	2	4.00	2.13	0.00	---	18.2%
1972	2,928	2,223	---	---	2	4.01	3.05	0.00	---	---
1973	2,300	2,079	---	---	2	3.15	2.85	0.00	21.4%	6.5%
1974	1,460	1,901	---	---	2	2.00	2.61	0.00	36.5%	8.6%
1975	1,464	1,606	---	---	2	2.01	2.20	0.00	---	15.5%
1976	1,464	1,706	---	---	2	2.01	2.34	0.00	---	---
1977	1,202	1,763	---	---	2	1.65	2.42	0.00	17.9%	---
1978	652	1,796	---	---	2	0.89	2.46	0.00	45.8%	---
1979	178	1,779	---	---	2	0.24	2.44	0.00	72.7%	0.9%
1980	12	1,362	---	---	2	0.02	1.87	0.00	93.3%	23.4%
1981	23	1,434	---	---	2	0.03	1.97	0.00	---	---
1982	12	1,185	---	---	2	0.02	1.62	0.00	47.8%	17.4%
1983	12	1,035	---	---	2	0.02	1.42	0.00	---	12.7%

1984	12	1,269	---	---	2	0.02	1.74	0.00	---	---
1985	12	1,322	---	---	2	0.02	1.81	0.00	---	---
1986	12	508	---	---	2	0.02	0.70	0.00	---	61.6%
1987	12	244	---	---	1	0.03	0.67	0.00	---	52.0%
1988	12	239	---	---	1	0.03	0.66	0.00	---	2.0%
1989	12	224	---	---	1	0.03	0.61	0.00	---	6.3%
1990	12	1,388	---	---	1	0.03	3.80	0.00	---	---
1991	7	1,208	---	---	2	0.01	1.66	0.00	41.7%	13.0%
1992	12	1,306	---	---	2	0.02	1.79	0.00	---	---
1993	12	1,124	---	---	2	0.02	1.54	0.00	---	13.9%
1994	8	1,291	---	---	2	0.01	1.77	0.00	33.3%	---
1995	0	1,015	---	---	2	0.00	1.39	0.00	100.0%	21.4%
1996	0	869	---	---	2	0.00	1.19	0.00	---	14.4%
1997	0	861	---	---	2	0.00	1.18	0.00	---	0.9%
1998	0	922	---	---	2	0.00	1.26	0.00	---	---
1999	0	1,241	---	---	2	0.00	1.70	0.00	---	---
2000	0	1,187	---	---	2	0.00	1.63	0.00	---	4.4%
2001	0	938	---	---	2	0.00	1.29	0.00	---	21.0%
2002	0	753	---	---	2	0.00	1.03	0.00	---	19.7%
2003	0	840	---	---	2	0.00	1.15	0.00	---	---
2004	0	385	---	---	2	0.00	0.53	0.00	---	54.2%
2005	0	524	---	---	2	0.00	0.72	0.00	---	---
2006	0	637	---	---	2	0.00	0.87	0.00	---	---
2007	0	611	---	---	2	0.00	0.84	0.00	---	4.1%
2008	0	551	---	---	2	0.00	0.76	0.00	---	9.8%
Totals	17,670	44,778	---	---	---	---	---	---	---	---

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Price Data Hub Page

41 drillinginfo

Lease Information

Lease Name:	HOOD	LeaseID or GasID:	677, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (29235129235l) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	44,778 BBL, 17,670 MCF	Most Recent Production:	12/2008: 2 BBL/Day, 0 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	176	9,699	55.109	0	39.70
10/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	144	10,657	74.004	0	45.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	173	17,619	101.841	0	40.70
07/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	175	23,085	131.916	0	39.30
03/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	151	15,465	102.416	0	41.80
01/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	145	13,073	90.161	0	40.00
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	0	0	N/A	0	39.40
10/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	172	14,317	83.237	0	40.10
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	177	13,593	76.798	0	40.60
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	203	14,183	69.867	0	39.90
05/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	178	10,901	61.24	0	39.70
12/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	172	10,258	59.637	0	39.50
09/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	11,042	61.685	0	39.50
08/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	12,657	70.711	0	39.50
02/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	177	10,565	59.689	0	40.00
11/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	183	10,260	56.065	0	39.40
09/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	176	11,120	63.18	0	40.20
05/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	160	7,645	47.779	0	40.50
03/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	164	8,626	52.6	0	41.30
12/2004	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	177	7,311	41.308	0	39.00

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
MERTEN, H. H.	332	239,563 BO; 450 MMCF

Wells

42-179-07420(16W)	42-179-81748(4)	42-179-81749(6)	42-179-81750(7)
42-179-81751(8)	42-179-81752(9)	42-179-81753(10)	42-179-81754(11)
42-179-81755(12)	42-179-81756(13)	42-179-81757(15)	42-179-81759(18)
42-179-81760(19)			

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 332 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1969
1970
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Production Month
GAS
OIL

42

DrillingInfo One-Page Production Summary

Tag This Element

API#	42-179-81753
Well#	10
Lease	MERTEN, H. H.
Field	PANHANDLE GRAY COUNTY FIELD
Lease Operator	GRYPHON PRODUCTION COMPANY, LLC Well Op History
County	Gray
State	Texas
Location	0.0 null / 0.0 null, I&GN RR CO A-400 Block:3 Section:87
Elevation	---
Date Spud	--
Date TD	--
Logs Run	

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/37	12/1/08	239,563	0.00	PLAML
Gas	1/1/37	12/1/08	450,147	---	DCPMI

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
1/2008	51	51	0	0	2	---	---	76	---	---	6	0.27	0.01	0.00
2/2008	0	---	---	---	109	157	0	28	---	---	6	0.00	0.63	0.00
3/2008	4	4	0	0	50	---	---	78	---	---	6	0.02	0.27	0.00
4/2008	263	263	0	0	110	169	0	19	---	---	6	1.46	0.61	0.00
5/2008	661	661	0	0	63	---	---	82	---	---	6	3.55	0.34	0.00
6/2008	257	257	0	0	3	---	---	85	---	---	6	1.43	0.02	0.00
7/2008	205	205	0	0	3	---	---	88	---	---	6	1.10	0.02	0.00
8/2008	0	---	---	---	39	---	---	127	---	---	6	0.00	0.21	0.00
9/2008	0	---	---	---	76	151	0	52	---	---	3	0.00	0.84	0.00
10/2008	0	---	---	---	110	---	---	162	---	---	3	0.00	1.18	0.00
11/2008	241	241	0	0	47	170	0	39	---	---	5	1.61	0.31	0.00
12/2008	684	684	0	0	174	175	0	38	---	---	5	4.41	1.12	0.00
Totals	2,366	2,366	0	0	786	822	0	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	41,885	11,471	---	---	16	114.82	31.44	0.00	---	---
1971	37,074	8,148	---	12	13	4.07	0.89	0.00	11.5%	29.0%
1972	27,586	12,759	---	---	12	6.30	2.91	0.00	25.6%	---
1973	25,941	19,132	---	---	12	5.93	4.37	0.00	6.0%	---
1974	24,991	20,558	---	---	12	5.71	4.70	0.00	3.7%	---
1975	24,973	19,586	---	---	12	5.70	4.47	0.00	0.1%	4.7%
1976	21,790	16,274	---	---	12	4.98	3.72	0.00	12.7%	16.9%
1977	20,435	13,829	---	---	12	4.67	3.16	0.00	6.2%	15.0%
1978	17,368	10,392	---	---	12	3.97	2.37	0.00	15.0%	24.9%
1979	17,688	9,595	---	---	12	4.04	2.19	0.00	---	7.7%
1980	18,000	8,360	---	---	12	4.11	1.91	0.00	---	12.9%
1981	17,190	6,051	---	---	12	3.93	1.38	0.00	4.5%	27.6%
1982	17,861	7,668	---	---	12	4.08	1.75	0.00	---	---
1983	15,973	6,758	---	---	12	3.65	1.54	0.00	10.6%	11.9%

1984	12,480	6,482	---	---	12	2.85	1.48	0.00	21.9%	4.1%
1985	10,144	5,599	---	---	12	2.32	1.28	0.00	18.7%	13.6%
1986	7,753	5,355	---	---	12	1.77	1.22	0.00	23.6%	4.4%
1987	7,476	4,864	---	---	12	1.71	1.11	0.00	3.6%	9.2%
1988	8,935	5,910	---	---	12	2.04	1.35	0.00	---	---
1989	7,413	4,273	---	---	12	1.69	0.98	0.00	17.0%	27.7%
1990	7,260	3,304	---	---	12	1.66	0.75	0.00	2.1%	22.7%
1991	5,235	3,491	---	---	12	1.20	0.80	0.00	27.9%	---
1992	4,408	2,369	---	---	12	1.01	0.54	0.00	15.8%	32.1%
1993	3,807	2,493	---	---	12	0.87	0.57	0.00	13.6%	---
1994	5,452	2,616	---	---	12	1.25	0.60	0.00	---	---
1995	5,771	2,938	---	---	12	1.32	0.67	0.00	---	---
1996	2,668	2,374	---	---	12	0.61	0.54	0.00	53.8%	19.2%
1997	1,334	1,970	---	---	12	0.30	0.45	0.00	50.0%	17.0%
1998	3,538	2,048	---	---	12	0.81	0.47	0.00	---	---
1999	3,495	1,327	---	---	12	0.80	0.30	0.00	1.2%	35.2%
2000	4,174	1,976	---	---	6	1.91	0.90	0.00	---	---
2001	3,374	1,341	---	---	6	1.54	0.61	0.00	19.2%	32.1%
2002	4,246	1,641	---	---	6	1.94	0.75	0.00	---	---
2003	2,766	1,505	---	---	6	1.26	0.69	0.00	34.9%	8.3%
2004	2,100	1,320	---	---	6	0.96	0.60	0.00	24.1%	12.3%
2005	2,004	1,205	---	---	6	0.92	0.55	0.00	4.6%	8.7%
2006	1,192	1,102	---	---	6	0.54	0.50	0.00	40.5%	8.5%
2007	2,001	693	---	---	6	0.91	0.32	0.00	---	37.1%
2008	2,366	786	---	---	6	1.08	0.36	0.00	---	---
Totals	450,147	239,563	---	---	---	---	---	---	---	---

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drillinginfo

Price Data Hub Page

Lease Information

Lease Name:	MERTEN, H. H.	LeaseID or GasID:	332, District 10 Texas
Operator:	GRYPHON PRODUCTION COMPANY, LLC (292351292351) Additional Comptroller Info		
Address:	106 E FRANCIS AVE PAMPA, TX 79065-6546		
Phone:	806-665-6692	Fax:	
Oil Gatherer:	(PLAML) PLAINS MARKETING, L.P.		
Address:	P O BOX 4648 HOUSTON, TX 77210-4648		
Phone:	713-646-4143		
Gas Gatherer:	(DCPMI) DCP MIDSTREAM, LP		
Address:	370 17TH ST STE 2500 DENVER, CO 80202		
Phone:	303-595-3331		
Prior Operator:	CALDWELL PRODUCTION CO. INC. (123682)		
Cumulative Production:	239,563 BBL, 450,147 MCF	Most Recent Production:	12/2008: 5.6 BBL/Day, 22.1 MCF/Day

Product Price Data

Oil Sales							
Prod Date	Taxpayer Name	Other Party	Gross BBL	Gross $	Gross $/BBL	Trucking Cost	Gravity
12/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	175	6,758	38.618	0	39.90
11/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	170	9,376	55.155	0	45.20
09/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	151	15,322	101.47	0	38.40
04/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	169	18,545	109.732	0	40.40
02/2008	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	157	14,471	92.17	0	41.10
11/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	0	0	N/A	0	40.70
09/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	94	7,242	77.041	0	35.30
08/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	177	12,411	70.116	0	36.50
04/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	GRYPHON PRODUCTION COMPANY, LLC	133	8,239	61.946	0	34.30
02/2007	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	189	10,810	57.196	0	41.10
10/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	184	10,456	56.828	0	40.20
08/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	181	12,753	70.46	0	40.00
07/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	12,867	71.882	0	39.20
05/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	178	12,148	68.247	0	37.00
03/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	177	10,707	60.492	0	39.90
01/2006	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	166	10,503	63.272	0	38.00
11/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	185	10,354	55.965	0	40.00
09/2005	VALERO MARKETING AND SUPPLY COMPANY (Purchaser),Y	CALDWELL PRODUCTION CO INC	179	11,300	63.127	0	41.40
	VALERO MARKETING AND	CALDWELL PRODUCTION					

46

Gas Sales							
Prod Date	Taxpayer Name	Other Party	Gross MCF	Gross $	Gross $/MCF	Mkt Cost	Commodity
11/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	241	786	3.262	0	raw gas
07/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	205	1,952	9.523	0	raw gas
06/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	257	2,396	9.324	0	raw gas
05/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	661	6,838	10.345	0	raw gas
04/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	263	2,495	9.485	0	raw gas
03/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	4	37	9.217	0	raw gas
01/2008	DCP MIDSTREAM, LP (Purchaser),I	GRYPHON PRODUCTION COMPANY, LLC	51	456	8.949	0	raw gas
10/2007	DCP MIDSTREAM, LP (Purchaser),I		161	1,175	7.3	0	raw gas
09/2007	DCP MIDSTREAM, LP (Purchaser),I		173	1,145	6.616	0	raw gas
08/2007	DCP MIDSTREAM, LP (Purchaser),I		178	1,100	6.177	0	raw gas
08/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	261	1,540	5.902	0	raw gas
07/2007	DCP MIDSTREAM, LP (Purchaser),I		197	1,070	5.432	0	raw gas
07/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	197	1,150	5.84	0	raw gas
06/2007	DCP MIDSTREAM, LP (Purchaser),I		261	1,433	5.49	0	raw gas
06/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	261	1,540	5.902	0	raw gas
05/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	79	478	6.05	0	raw gas
05/2007	DCP MIDSTREAM, LP (Purchaser),I		79	445	5.628	0	raw gas
04/2007	DCP MIDSTREAM, LP (Purchaser),I		48	249	5.181	0	raw gas
04/2007	GRYPHON PRODUCTION COMPANY, LLC (Producer),Y	DCP MIDSTREAM, LP	45	267	5.941	0	raw gas
03/2007	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	56	276	4.93	0	raw gas
02/2007	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	104	490	4.713	0	raw gas
01/2007	DCP MIDSTREAM, LP (Purchaser),I	CALDWELL PRODUCTION CO., INC.	406	1,870	4.606	0	raw gas
12/2006	DCP MIDSTREAM, LP						

Production Hub Pages

drillinginfo

Field	Operator	Location
PANHANDLE GRAY COUNTY FIELD	GRYPHON PRODUCTION COMPANY, LLC	District: 10; Gray County, Texas
Lease Name	**Oil Lease Number**	**Cumulative (since 1970)**
WORLEY-COMBS	315	166,711 BO; 215 MMCF

Wells

42-179-05314(4W)	42-179-31993(1WS)	42-179-81637(1)	42-179-81638(2W)
42-179-81639(3)	42-179-81641(5)	42-179-81642(6W)	42-179-81643(7)
42-179-81644(8)	42-179-81645(9)	42-179-81646(10W)	42-179-81647(11)
42-179-81648(12)	42-179-81649(13)	42-179-81650(14)	42-179-81651(15)
42-179-81652(16W)			

Oil and Casinghead Gas Production

Monthly Production Volume (Logarithmic) vs. Time

Lease Number: 315 - District: 10; Gray County, Texas


Monthly Production Volume (BO or MCF)
10000
1000
100
10
1
1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Production Month
GAS
OIL

47

drillinginfo

DrillingInfo One-Page Production Summary

Tag This Element

API# 42-179-31993
Well# 1WS
Lease WORLEY-COMBS
Field PANHANDLE GRAY COUNTY FIELD
Lease Operator GRYPHON PRODUCTION COMPANY, LLC
Well Op History
County Gray
State Texas
Location 1168.0 S / 1389.0 W, I&GN RR CO A-371 Block:3 Section:58
Elevation ---
Date Spud --
Date TD --
Logs Run

Prod.	First Production	Most Recent Production	Cumulative (MCF & BBL)	Gravity (SG & API)	Gatherer
Oil	1/1/40	11/1/08	166,711	0.00	PLAML
Gas	1/1/40	11/1/08	215,059	---	

Most Recently Reported Monthly Production (12 Months)

Mo/Yr	Gas (MCF)				Oil (BBL)				Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)
	Produced	Sold	Used	Other	Produced	Sold	Other	Closing						
8/2008	0	---	---	---	100	---	---	100	---	---	---	0.00	3.23	0.00
9/2008	0	---	---	---	0	---	---	100	---	---	---	0.00	0.00	0.00
10/2008	0	---	---	---	0	---	---	100	---	---	4	0.00	0.00	0.00
11/2008	0	---	---	---	140	---	---	240	---	---	4	0.00	1.17	0.00
12/2008	0	---	---	---	0	---	---	240	---	---	4	0.00	0.00	0.00
Totals	0	---	---	---	240	---	---	---	---	---	---	---	---	---

Annual Production

Year	Gas (MCF)	Oil (BBL)	Water (BW)	#Wells Flowing	#Wells Other	Avg Gas (MCF/D)	Avg Oil (BBL/D)	Avg Wtr (BW/D)	Annual Dec. Gas	Annual Dec. Oil
1970	27,248	7,564	---	---	15	74.69	20.73	0.00	---	---
1971	22,922	6,661	---	---	15	4.19	1.22	0.00	15.9%	11.9%
1972	22,052	7,716	---	---	15	4.03	1.41	0.00	3.8%	---
1973	23,653	7,198	---	---	15	4.32	1.32	0.00	---	6.7%
1974	17,212	5,795	---	---	15	3.15	1.06	0.00	27.2%	19.5%
1975	13,614	4,610	---	---	15	2.49	0.84	0.00	20.9%	20.4%
1976	14,230	4,308	---	---	15	2.60	0.79	0.00	---	6.6%
1977	10,185	5,149	---	---	15	1.86	0.94	0.00	28.4%	---
1978	11,377	6,256	---	---	13	2.40	1.32	0.00	---	---
1979	7,041	5,270	---	---	15	1.29	0.96	0.00	38.1%	15.8%
1980	3,307	4,487	---	---	15	0.60	0.82	0.00	53.0%	14.9%
1981	9,257	5,300	---	---	15	1.69	0.97	0.00	---	---
1982	7,371	4,651	---	---	15	1.35	0.85	0.00	20.4%	12.2%
1983	5,908	4,762	---	---	15	1.08	0.87	0.00	19.8%	---
1984	3,739	3,841	---	---	14	0.73	0.75	0.00	36.7%	19.3%
1985	3,395	4,153	---	---	15	0.62	0.76	0.00	9.2%	---
1986	4,106	4,101	---	---	12	0.94	0.94	0.00	---	1.3%
1987	3,773	1,942	---	---	5	2.07	1.06	0.00	8.1%	52.6%
1988	1,603	7,049	---	---	5	0.88	3.86	0.00	57.5%	---
1989	2,103	4,221	---	---	5	1.15	2.31	0.00	---	40.1%
1990	18	4,828	---	---	12	0.00	1.10	0.00	99.1%	---

49

1991	12	32,429	---	---	6	0.01	14.82	0.00	33.3%	---
1992	12	11,755	---	---	5	0.01	6.44	0.00	---	63.8%
1993	12	5,950	---	---	5	0.01	3.26	0.00	---	49.4%
1994	8	3,457	---	---	5	0.00	1.90	0.00	33.3%	41.9%
1995	0	1,407	---	---	5	0.00	0.77	0.00	100.0%	59.3%
1996	0	835	---	---	5	0.00	0.46	0.00	---	40.7%
1997	0	357	---	---	5	0.00	0.20	0.00	---	57.2%
1998	0	34	---	---	5	0.00	0.02	0.00	---	90.5%
1999	0	111	---	---	5	0.00	0.06	0.00	---	---
2000	0	47	---	---	1	0.00	0.13	0.00	---	57.7%
2001	0	0	---	---	5	0.00	0.00	0.00	---	100.0%
2002	901	150	---	---	5	0.49	0.08	0.00	---	---
2003	0	69	---	---	5	0.00	0.04	0.00	100.0%	54.0%
2004	0	8	---	---	5	0.00	0.00	0.00	---	88.4%
2005	0	0	---	---	---	0.00	0.00	0.00	---	100.0%
2006	0	0	---	---	---	0.00	0.00	0.00	---	---
2007	0	0	---	---	---	0.00	0.00	0.00	---	---
2008	0	240	---	---	4	0.00	0.39	0.00	---	---
Totals	215,059	166,711	---	---	---	---	---	---	---	---

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DEFINITION OF TERMS AND ABBREVIATIONS

AFIT – After Federal Income Tax

BFIT – Before Federal Income Tax

Casinghead Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means (see Solution Gas)

Condensate – Liquid hydrocarbons expressed in stock tank barrels recovered from a gas rich in heavy hydrocarbon components

Gas-in-Place – The volume of gas in the formation

GOR – The ratio of produced gas to produced oil expressed as cubic feet of gas per barrel of oil

Gross – The total or 100% of the production or generated revenues of a property

MCF – Thousand cubic feet of gas

MMCF – Million cubic feet of gas

Net – Fraction of the production or generated revenues evaluated

Net BFIT Discounted Cash Flow – Discounted future cash flows back to time zero (see Present Worth)

Oil-in-Place – The volume of oil in the formation

Present Worth – Discounted future cash flows back to time zero

Pressure Decline Curve – Plot of shutin bottomhole pressure divided by the gas compressibility factor versus cumulative production

Solution Gas – Gas that is contained within the oil in solution and liberated at the surface under atmospheric conditions by natural means

Remaining Recoverable Reserve – The amount of hydrocarbons that are expected to be recovered from the producing formation(s) as of a specified date

STB – Stock Tank Barrels – Volume of 1 barrel of oil at surface pressure and temperature

Yield – The ratio of produced condensate expressed as STB of oil per MMCF of produced gas

WELLS AND DRILLING DEFINITIONS

WELL

A well is hole drilled in the earth for the purpose of (1) finding or producing crude oil or natural gas or (2) providing services related to the production of crude oil or natural gas.

Wells are classified as (1) oil wells; (2) gas wells; (3) dry holes; (4) stratigraphic tests or (5) service wells.

Oil wells, gas wells and dry holes are classified as exploratory wells or development wells. Exploratory wells are subclassified as (1) new-field wildcats; (2) new-pool wildcats; (3) deeper-pool tests; (4) shallower-pool tests and (5) outpost (extension) tests. Well classifications reflect the status of wells after drilling has been completed.

Total reported wells in the various categories include old wells drilled deeper, but do not include old wells worked over or water wells drilled to support exploratory or development drilling operations.

COMPLETION

The term "completion" refers to the installation of permanent equipment for the production of oil or gas. If a well is equipped to produce only oil or gas from one zone or reservoir, the definition of a "well" (classified as an oil well or gas well) and the definition of a "completion" are identical. However, if a well is equipped to produce oil and/or gas separately from more than one reservoir, a "well" is not synonymous with a "completion."

COMPLETION DATE

The date of completion of an oil well or a gas well is the date on which the installation of permanent equipment has been completed (for the production of oil or gas) as reported to the appropriate regulatory agency.

The date of completion of a dry hole is the date of abandonment as reported to the appropriate agency.

The date of completion of a service well is the date on which the well is equipped to perform the service for which it was intended.

OIL WELL

An oil well is a well completed for the production of crude oil from at least one oil zone or reservoir.

GAS WELL

A gas well is a well completed for the production of natural gas from one or more gas zones or reservoirs. Such wells contain no completions for the production of crude oil.

MULTIPLE COMPLETION WELL

A multiple completion well is a well equipped to produce oil and/or gas separately from more than one reservoir. Such wells contain multiple strings of tubing or other equipment which permit production from the various completions to be measured and accounted for separately.

For statistical purposes, a multiple completion well is reported as one well and classified as either an oil well or a gas well. If one of the several completions in a given well is an oil completion, the well is classified as an oil well. If all of the completions of a given well are gas completions, the well is classified as a gas well.

DRY HOLE

A dry hole is an exploratory or development well found to be incapable of producing either oil or gas in sufficient quantities to justify completion as an oil or gas well.

STRATIGRAPHIC TEST

A stratigraphic test is a drilling effort, geologically directed, to obtain information pertaining to a specific geological condition that might lead toward the discovery of an accumulation of hydrocarbons. Such wells are customarily drilled without the intention of being completed for hydrocarbon production. This classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration.

SERVICE WELL

A service well is a well drilled or completed for the purpose of supporting production in an existing field. Wells of this class are drilled for the following specific purposes:

1. Gas injection (natural gas, propane, butane or flue-gas)
2. Water injection
3. Steam injection
4. Air injection
5. Salt water disposal
6. Water supply for injection
7. Observation
8. Injection for in-situ combustion.

WATER WELL

A water well is a well drilled to (1) obtain a water supply to support drilling or plant operations or (2) obtain a water supply to be used in connection with an improved recovery program.

Water wells of the first type are not reported. Water wells drilled in connection with an improved recovery program are reported as service wells.

OLD WELL DRILLED DEEPER

An old well drilled deeper is a previously drilled hole which is reentered and deepened by additional drilling. Such wells are reported as (1) oil or gas wells if completed for the production of oil or gas or (2) dry holes if sufficient quantities of oil or gas are not found to justify completion at the greater depth.

OLD WELL WORKED OVER

An old well worked over is a previously drilled hole which is reentered for the purpose of improving or establishing production of oil or gas, but no additional footage is drilled. Such wells are not included in drilling statistics reported by the API.

DEVELOPMENT WELL

In general, a development well is a well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive. If the well is completed for production, it is classified as an oil or gas development well. If the well is not completed for production, it is classified as a dry development hole.[1]

EXPLORATORY WELL

An exploratory well is a well drilled (1) to find and produce oil or gas in an unproved area; (2) to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir or (3) to extend the limits of a known oil or gas reservoir. Exploratory wells include the following:

1. New-field wildcats
2. New-pool wildcats
3. Deeper-pool tests
4. Shallower-pool tests
5. Outpost (extension) tests

---

[1] Wells drilled within the proved area of an oil or gas reservoir but drilled to depths of less than or more than the depths of stratigraphic horizons known to be productive are classified as dry exploratory holes if they are not completed for the production of oil or gas.

Wells drilled within the proved area of an oil or gas reservoir but drilled to depths less than or more than the depths of stratigraphic horizons known to be productive are classified as successful exploratory wells if they are completed for the production of oil or gas in a new reservoir.

NEW-FIELD WILDCAT

A new-field wildcat is a well located on a structural feature or other type of trap which has not previously produced oil or gas. In regions where local geological conditions have little or no control over accumulations, these wells are generally at least two miles from the nearest productive area. Distance, however, is not the determining factor. Of greater importance is the degree of risk assumed by the operator and his intention to test a structure or stratigraphic condition not previously proved productive.

NEW-POOL WILDCAT

A new-pool wildcat is a well located to explore for a new pool on a structural feature or other type of trap already producing oil or gas but outside the known limits of the presently producing area. In some regions where local geological conditions exert an almost negligible control, exploratory holes of this type may be called "near wildcats." Such wells will usually be less than two miles from the nearest productive area.

DEEPER-POOL TEST

A deeper-pool test is an exploratory hole located within the productive area of a pool, or pools, already partly or wholly developed. It is drilled below the deepest productive pool in order to explore for deeper unknown prospects.

SHALLOWER-POOL TEST

A shallower-pool test is an exploratory well drilled in search of a new productive reservoir, unknown but possibly suspected from data secured from other wells, and shallower than know productive pools. The test is located within the productive area of a pool or pools previously developed.

OUTPOST (EXTENSION) TEST

An outpost is a well located and drilled with the expectation of extending for a considerable distance the productive area of a partly developed pool. It is usually two or more locations distant from the nearest productive site.

DIRECTIONAL (DEVIATED) WELL

A directional (deviated) well is a well purposely deviated from the vertical using controlled angles to reach an objective location other than one directly below the surface location. A directional well may be the original hole or a directional "sidetrack" hole which deviates from the original bore at some point below the surface.[2]

---

[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

If there is a common bore from which two or more wells are drilled, the first complete bore from the surface to the original objective is classified and reported as a well drilled. Each of the deviations from the common bore is reported as a separate well.

SIDETRACK DRILLING

Sidetrack drilling is a remedial operation which results in the creation of a new section of well bore for the purpose of (1) detouring around junk, (2) redrilling lost hole or (3) straightening key seats and crooked holes.

BYPASSED FOOTAGE

Bypassed footage is the footage in that section of hole which is abandoned as the result of remedial sidetrack drilling operations.

REDRILL FOOTAGE

Occasionally a hole is lost or junked and a second hole may be drilled from the surface in close proximity to the first. Footage drilled for the second hole is defined as "redrill footage." Under these circumstances, the first hole is reported as a dry hole (exploratory or developmental) and the total footage is reported as dry hole footage. The second hole is reported as an oil well, gas well or dry hole according to the result. The redrill footage is included in the appropriate classification of total footage but is not reported as a separate classification by the API.

DEEPEST TOTAL DEPTH

The deepest total depth of a given well is the distance from a surface reference point (usually the Kelly bushing) to the point of deepest penetration measured along the well bore. If a well is drilled from a platform or barge over water and the reference point is above water, the depth of the water is included in the total length of the well bore.

DEPTH OF DEEPEST PRODUCTION

The depth of deepest production is the length of the well bore measured (in feet) from the surface reference point to the bottom of the open hole or the deepest perforation in the casing of a producing well.

PLUGGED-BACK FOOTAGE

Under certain conditions, drilling operations may be continued to a greater depth than that at which a potentially productive formation is found. If production is not established at the greater depth, the well may be completed in the shallower formation. Except in special situations, the length of the well bore from the deepest depth at which the well is completed to the maximum depth drilled is defined as "plugged-back footage."

Plugged-back footage is included in total footage drilled but it is not reported separately by the API.

FOOTAGE DRILLED

Total footage for wells in various categories, as reported for any specified period, includes (1) the deepest total depth (length of well bores) of all wells drilled from the surface, (2) the total of all bypassed footage drilled in connection with reported wells and (3) all new footage drilled for directional "sidetrack" wells.[2] In the case of old wells drilled deeper, the reported footage is that which was drilled below the total depth of the old well.

[2] The new footage associated with directional "sidetrack" holes should not be confused with footage resulting from remedial SIDETRACK DRILLING.

DEFINITION OF ECONOMIC PARAMETERS

PAYOUT

Payout is probably the simplest parameter to calculate after accumulating an estimated cash flow schedule. Payout can be defined as the length of time required for the total cash investment to be recovered by the net cash inflow generated by a project. The major shortcoming of payout is that it recognizes the period of time required to recoup the initial investment, but does not indicate the ultimate productivity of the cash inflow. It should be noted that the payout is based on undiscounted income.

NET CASH FLOW

Net cash flow is the actual profit gained by an investment. This is an absolute measure of the total profit gained. Net cash flow, however, does not consider the time element.

PROFIT/INVESTMENT RATIO (P/I UNDISC.)

This ratio is the total undiscounted net profit (net cash flow) generated by an investment divided by the original cost of the investment. This parameter provides a good means of comparing the worth of different projects for ranking purposes and for recognizing cash inflows beyond the time of payout.

The profit/investment ratio should not be confused with a "return on investment" or "number of times investment ratio (NTIR)," which does not account for recovery of the investment cost. For example, an NTIR of 1.0 would equal a profit/investment ratio of 0, or break-even. The NTIR is always 1.0 more than the P/I ratio.

DISCOUNTED PROFIT/INVESTMENT RATIO (P/I DISC.)

This ratio is defined as the present value profit at some discount rate divided by the cost of the investment. This parameter combines the advantages of the profit/investment ratio while recognizing the time value of money. A relatively "true" measure of profit is obtained if the discount rate represents either the current cost of capital or the current earning power of investment capital.

RATE OF RETURN

The rate of return, or discounted cash flow rate of return (sometimes called the investor's interest rate), is defined as the discount rate at which the present value of the cash inflow exactly equals the cost of the investment. Stated another way, the rate of return is the discount rate at which the discounted net cash flow is equal to zero. For example, if a project has a calculated rate of return of 30%, the future net cash flow discounted at 30% would equal zero.

Since the rate of return is based on the inherent assumption that reinvestment of funds at the rate of return is possible, it does not reveal a true picture of project return. However, it will give an indication of how a project will fare in comparison with some minimum acceptable rate of return. This parameter is essentially a measure of how rapidly profits are achieved and is very strongly influenced by high early year cash flows.